Form: 07L
Release: 2.6
www.lands.nsw.gov.au

LEASE

New South Wales
Real Property Act 1900

AG694722G

PRIVACY NOTE: Section 31B of the Real Property Act 1900 (RP Act) authorises the Registrar General to collect the information required by this form for the establishment and maintenance of the Real Property Act Register. Section 96B RP Act requires that the Register is made available to any person for search upon payment of a fee, if any.

STAMP DUTY Office of State Revenue use only

(A) **FOLIO OF THE REGISTER** Property leased
Certificate of Title Folio Identifier 1/135916 part being Building 7, Unit C and D, 41-43 Bourke Road, Alexandria

(B) **LODGED BY**

Document Collection Box	Name, Address or DX, Telephone, and LLPN if any	CODE
28A	LLPN: 124247U SAI GLOBAL Property DX 885 SYDNEY 02 9210 0700 Reference: Lands - 23226998	L

(C) **LESSOR**
ALEXANDRIA PROJECT PTY LIMITED ABN 37 123 947 384

The lessor leases to the lessee the property referred to above.

(D) Encumbrances (if applicable):

(E) **LESSEE**
Bendon Pty Limited
ABN 26 001 222 064

(F) **TENANCY:**

(G) 1. **TERM** FIVE (5) YEARS
2. **COMMENCING DATE** 1 MAY 2012
3. **TERMINATING DATE** 30 APRIL 2017
4. With an **OPTION TO RENEW** for a period of TWO TERMS OF THREE (3) YEARS EACH set out in clause 5A of ANNEXURE A SCHEDULE OF COMMERCIAL TERMS
5. With an **OPTION TO PURCHASE** set out in clause N.A. of N.A.
6. Together with and reserving the **RIGHTS** set out inclause N.A. of N.A.
7. Incorporates the provisions or additional material set out in **ANNEXURE(S)** A hereto.
8. Incorporates the provisions set out in N.A. in the Department of Lands, Land and Property Information Division as No. N.A.
9. The **RENT** is set out in item No. 7 of The Commercial of Terms Schedule

ALL HANDWRITING MUST BE IN BLOCK CAPITALS.
0801

DEPARTMENT OF LANDS
LAND AND PROPERTY INFORMATION DIVISION

1042B 12/12/11

ANNEXURE "A" TO LEASE

Parties: **ALEXANDRIA PROJECT PTY LIMITED ABN 74 980 056 655 (Landlord)**

And: **BENDON PTY LIMITED**
ABN 26 001 222 064 (Tenant)

Dated:

Commercial Terms Schedule

Item 1 **Land**	1/135916
Item 2 **Premises**	Building 7, Suites 701 & 702, 41-43 Bourke Road, Alexandria
Item 3 **Commencement Date**	1 May 2012
Item 4 **Expiry Date**	30 April 2019
Item 5 **Term**	Seven (7) years
Item 5A **Option to Renew**	Two (2) options for a further term of 3 years each
Item 6 **Tenant's Proportion**	The Percentage equal the Net Lettable Area of the Premises divided by the Net Lettable Area of the Building
Item 7 **Base Rent**	On the Commencement Date $693,720 (1927sqm) gross per annum plus GST. Inclusive of additional 500sqm top floor of Building 7 Suite 703

1 Term

Term of lease

1.1 Subject to the provisions of this lease, this lease commences on the Commencement Date and ends on the Expiry Date.

1.2 If the Tenant has used all its reasonable endeavours to obtain a Development Approval for its proposed use and occupation of the Premises on terms reasonably acceptable to the Tenant and failed to do so by 20 January 2012 (or such other date as the parties agree) it may by notice given prior to that date terminate this lease without fault but must return the Premises to their condition on its first occupation whether before or after the Commencement Date.

1.3 The Tenant must use all reasonable endeavours to obtain a Development Approval for the Permitted Use and its fitout of the Premises by the date determined in clause 1.2 .

Monthly tenancy

1.4 If the Landlord permits the Tenant to occupy the Premises after the Expiry Date (other than under a grant of a further lease), the Tenant does so as a monthly tenant on the terms and conditions of this lease with necessary changes applicable to a monthly tenancy except that:

(a) the Base Rent is an amount equal to one month of the Base Rent payable immediately before the Expiry Date;

(b) the first payment of rent is to be made on the next day after the Expiry Date; and

(c) the monthly tenancy may be terminated at any time by either party by one month's notice given to the other party to expire on any date and the tenancy will end one month after service of that notice.

2 Base Rent

2.1 The Tenant must pay the Base Rent by equal monthly instalments (and proportionately for any part of a month) in advance on the first day of each month, by electronic transfer.

2.2 Subject to clause 28, the Tenant must pay the first instalment of Base Rent on the Commencement Date.

3 Review of Base Rent

Market Review of Base Rent

3.1 The Landlord must review the Base Rent at each Market Review Date pursuant to this clause 3.

The amount determined by the valuer is agreed by the parties to be the Base Rent from and including the relevant Market Review Date.

Costs

3.6 If the Base Rent determined by the valuer under this clause 3:

3.6.1 is less than the Base Rent nominated in the Rent Review Notice, then the Landlord must pay the valuer's costs;

3.6.2 is equal to or exceeds the Base Rent nominated in the Rent Review Notice, then the Tenant must pay the valuer's costs.

Adjustments

3.7 Until the Base Rent is agreed or decided under this clause 3, the Tenant must pay the Base Rent applicable immediately before the relevant Market Review Date by equal monthly instalments, on account of the Base Rent from the relevant Market Review Date.

3.8 On the first due date for Base Rent after the Base Rent is agreed or decided under this clause 3, the Tenant must pay the Landlord (or the Landlord must credit the Tenant with) the difference between what the Tenant has paid on account of Base Rent and the Rent for the period from and including the relevant Market Review Date to but excluding that due date for Base Rent.

Base Rent criteria

3.9 In determining the Base Rent, the parties and the valuer must determine the current market rent for the Premises as at the particular Market Review Date having regard to the provisions of this lease and must:

3.9.1 not have regard to the value of any goodwill attributable to the Tenant's Business and the value of the Tenant's Fixtures or fitout;

3.9.2 disregard any rent or other money payable under any sub-lease or other tenancy which has not been approved by the Landlord under this lease;

3.9.3 have regard to the Term and disregard the fact that part of the Term has elapsed at the Market Review Date;

3.9.4 have regard to the rental value of comparable premises;

3.9.5 consider the Premises as used for the Permitted Use;

3.9.6 regard the Premises on a floor by floor basis without a discount where the Base Rent is to be determined for more than one floor;

3.9.7 have regard to the terms and conditions of this lease and assume that all obligations of the Tenant and the Landlord in this lease have been performed and observed;

Payments on account of

4.4 The Landlord may give the Tenant a notice at any time stating the Landlord's estimates of the Increases in Building Outgoings, the Tenant's Proportion and details of how the estimates are arrived at for each twelve month period.

4.5 The Tenant must pay monthly instalments in advance on each Rent Day on account of the Tenant's Proportion of the Increases Building Outgoings as specified in a notice pursuant to clause 4.4.

Notice of actual Outgoings

4.6 As soon as possible after the end of any twelve month period expiring 30 June, the Landlord will give the Tenant an audited statement of the actual Increases in Building Outgoings.

Adjustments

4.7 On the next Rent Day after the Landlord gives the Tenant a notice of either estimated or actual Increases in Building Outgoings, the Tenant must pay the Landlord (or the Landlord must credit the Tenant with) the difference between what the Tenant has paid on account of the Tenant's Proportion of Increases in Building Outgoings for the relevant twelve month period and what the notice says is payable.

Cleaning

4.8 The Tenant will be responsible for cleaning the Premises and removal of trade waste at the Tenant's cost.

4.9 The Lessee will pay for the costs of the electricity metered to the air-conditioning plant in the Premises. All other costs of operation are to be paid by the Landlord as part of the Building Outgoings.

Tenants Proportion Variable

4.10 The Tenant agrees that the Tenant's Proportion is calculated on the basis of the ratio that the Net Lettable Area of the Premises bears to the Net Lettable Area of the Building from time to time. The proportion stated in Items 6 may therefore vary during the Term. The Landlord will give written notice to the Tenant of any such variations

5 Use Obligations

Positive use obligations

5.1 The Tenant must:

(a) use the Premises only for the Permitted Use and ensure that at all times all the requirements of the Authorities in respect of the Permitted Use are complied with;

(b) keep the Premises clean and tidy and free of vermin;

(e) use any musical instruments, radios, televisions, audio-visual or other sound or picture producing equipment in the Premises which is audible or visible from outside the Premises without the Landlord's consent acting reasonably;

(f) install Coverings on the exterior of the Building or the internal face of perimeter glass without the Landlord's consent acting reasonably;

(g) cover or obstruct the air-conditioning ducts and outlets or the skylights and windows which reflect or admit air or light into the Building or cover or obstruct any lights or other means of illumination;

(h) throw anything out of the windows or doors of the Building or down the elevator shafts or into the light areas of the Building;

(i) deposit rubbish anywhere except in proper receptacles;

(j) obstruct parts of the Common Areas normally used to enter or leave the Premises nor place items in any part of the Building other than the Premises;

(k) store or use any Hazardous Store or Inflammable Substances in the Premises or on the Land unless where reasonably required for the Permitted Use;

(l) smoke cigarettes, pipes, cigars or any other form of tobacco or similar substance in the Premises except any external balcony or anywhere in the Building as prohibited by Law;

(m) remove any carpet or other floor coverings from where they were originally installed in the Building;

(n) do anything to the carpet or other floor coverings in the Premises which contravenes any guarantee relating to them notified to the Tenant by the Landlord;

(o) keep animals or birds in the Premises;

(p) carry on any noxious, noisome, or offensive business or do any act or thing which may cause nuisance, damage or disturbance to any person including the Landlord and any other occupier of the Building;

(q) hold any auction, bankrupt or fire sale in the Premises, other than as may be permitted by the Permitted Use;

(r) in any other way deface or damage the ceilings;

(s) display or affix any Sign on the building without the prior consent of the Landlord, and if required by Law of Council. In this regard the Landlord will not unreasonable withhold its consent to the affixing of a sign at the entrance of the Building and at any other agreed location, advertising the Tenant and its business;

(t) use the Premises as a residence;

commercial offices nor that the Premises may be used 24 hours a day 7 days a week. The Landlord covenants not to act in a manner that will prevent such use.

Security

5.8 The Tenant is solely responsible for the security of the Premises and must keep the Premises secure at all times.

6 Environmental Compliance

6.1 Compliance by Tenant

(a) The Tenant must not in any way pollute or Contaminate the Premises or any part of the Land.

(b) Subject to clause 6.1(c), the Tenant must comply with all relevant legislation and the proper requirements of all relevant authorities regulating or controlling pollution or Contamination of the Premises.

(c) Nothing in clause 6.1 requires the Tenant to remediate or remove any Contamination which existed in the Premises or any of the Land prior to the Lease Commencement Date.

6.2 Tenant to Indemnify Landlord

(a) The Tenant must not make any claim against the Landlord, and releases and indemnifies the Landlord from and against any obligations, costs or damages, relating to:

(i) any pollution, Contamination or other environmental damage to the Premises arising out of the Tenant's use and occupation of the Premises or any licensed areas under this lease; and

(ii) any notice or order issued by any authority relating to any actual or potential pollution, Contamination or other environmental damage to or from the Premises or any licensed areas under this lease arising out of the Tenant's use and occupation of the Premises or any licensed areas under this lease;

(b) The Landlord acknowledges that the release and indemnity by the Tenant does not apply to any pollution, Contamination or other environmental damage occurring as a result of any wilful act or omission by the Landlord done or omitted or to any pollution, Contamination or other environmental damage, prior to the Lease Commencement Date.

7 Repairs & Alterations

Repair and maintenance

7.1 The Tenant must

If after the Landlord has given the Tenant reasonable notice that it requires access to the Premises and the Tenant, acting reasonably, requires the Landlord to exercise its rights under this clause at a time other than the time nominated by the Landlord (except in the case of an emergency when no notice is required).

Alterations to the Building

7.7 The Tenant must not:

(a) make any alterations or additions to the Building or the Premises including the intertenancy partitions or floor coverings;

(b) interfere with, alter or make any connections to the Services, the Landlord's Fixtures or the Facilities ; or

(c) use, install or alter internal partitions or fixtures in the Premises,

unless the Tenant:

(d) obtains the Landlord's consent which consent may not be unreasonably withheld; and

(e) in all cases the Tenant complies with the Works Conditions.

8 Assignment & Sub-letting

Dealings not permitted

8.1 Except as otherwise stated in this clause 8, during the Term the Tenant must not Assign, sub-lease, licence, mortgage, charge or otherwise deal with or part with possession of the Premises or this lease or any estate or interest in this lease or agree to do any of those things.

Sub-leases

8.2 The Tenant must not grant any sub-lease of the Premises without the Landlord's consent. The Landlord will consent to a sub-lease of the whole or part of the Premises if the Tenant complies with the Dealing Conditions.

Assignment

8.3 The Tenant must not Assign this lease without the Landlord's consent. The Landlord will consent (acting reasonably) to an Assignment if:

(a) the Assignment relates to the whole of the Premises and the whole of the Tenant's interest in this lease;

(b) the Tenant complies with the Dealing Conditions;

(b) a replacement policy for the Tenant's Fixtures fittings in the Premises and Landlord's Fixtures and the fittings in the Premises for their full replacement value, and

(c) (where applicable) plate glass insurance for all plate glass windows doors and display show cases forming part or within the Premises.

9.2 The Tenant must give to the Landlord copies of a certificate of currency in respect of the insurance referred to in clause 9.1 annually.

Insurance terms

9.3 All policies of insurance under this clause 9 must:

(a) be with an insurer of sufficient standing to meet any claim and such insurer must be represented in Australia;

(b) be for such amounts and cover such risks and contain such conditions as are reasonably acceptable to or are reasonably required by the Landlord;

(c) have no exclusions, endorsements or alterations unless reasonably objected to by the Landlord; and

(d) note the interest of the Landlord.

Not affect insurances

9.4 Without the Landlord's consent the Tenant must not knowingly do any act or thing which may increase the cost of insurances in connection with the Building or property in the Building or affect or make void or voidable that insurance or which may conflict with Laws or Requirements relating to fires or that insurance.

Releases of Landlord

9.5 Subject to clause 9.6, all property of the Tenant or of the Tenant's Agents in the Building is at the sole risk of the Tenant.

9.6 The Tenant releases the Landlord from liability in respect of:

(a) loss of or damage to any property of the Tenant or any other person; and

(b) injury to or the death of any person,

in the Building except to the extent of any act or omission of the Landlord or the Landlord's Agents.

Indemnities

9.7 The Tenant is liable for and must indemnify the Landlord against all Claims for which the Landlord becomes liable in connection with:

(a) loss of or damage to the Building or to any property or injury to or the death of any person to the extent caused or contributed to by a Tenant Cause;

this lease ends. No liability attaches to either party because of termination of this lease under this clause or clauses 9.9 or 9.11. Any termination is without prejudice to the rights of either party in respect of any antecedent breach of this lease.

9.13 Clauses 9.9 to 9.12 do not impose on the Landlord any obligation to Reinstate.

10 Landlord's Obligations

Quiet enjoyment

10.1 Subject to the Landlord's rights reserved by this lease, while the Tenant complies with its obligations under this lease the Tenant may use and occupy the Premises during the Term without interference by or through the Landlord.

Facilities

10.2 The Landlord must at its cost use reasonable endeavours to ensure the Facilities and Services are functional during the Facilities Hours. The Tenant will be entitled to use the Facilities and Services outside the Facilities Hours at its cost.

10.3 If the Landlord has complied with clause 10.2 and, despite that, at any time:

(a) any Facilities or Services do not function;

(b) the Landlord because of the need to repair, maintain or replace Facilities or Services or because of the operation of any Laws or Requirements is compelled to shut off or remove any Facilities or Services; or

(c) the Landlord exercises its rights under clause 13.6 to close the Building,

then the Tenant is not entitled to terminate or rescind this lease nor to have any right of action or claim for compensation or damages or abatement of rent against the Landlord, provided that the Landlord takes immediate steps to rectify any disruption.

10.4 If the Tenants use and enjoyment of the Premises for the Permitted Use is materially and adversely affected so that it is unable to use the Premises for the Permitted Use for a continuous period of 48 hours or more after the Tenant notifies the Landlord in writing that the air-conditioning which services the Premises is not operating, then provide such failure of operation is as a direct result of matters within the Landlord's control, the Base Rent shall abate for the period (commencing after the continuous 48 hour period) that the air-conditioning services is unavailable.

11 Default & Termination

Essential terms

11.1 The following obligations of the Tenant are essential terms of this lease:

(a) all obligations to pay money; and

11.5 Money tendered by the Tenant after this lease is terminated and accepted by the Landlord without prejudice to the Landlord's rights in relation to the termination may be applied in the manner the Landlord decides.

Damages

11.6 If this lease is lawfully terminated by the Landlord

(a) the Tenant indemnifies the Landlord for any Claim in connection with any Default giving rise to the termination or the termination of the lease; and

(b) the Landlord may recover damages from the Tenant for the damage (excluding consequential or indirect loss) suffered by the Landlord for the Term including the difference between the aggregate of the Base Rent, and other money payable by the Tenant for the unexpired residue of the Term provided that the Landlord has taken all steps to mitigate its damages.

11.7 The Landlord's right to recover damages from the Tenant or any other person is not affected or limited if:

(a) the Tenant abandons or vacates the Premises;

(b) the Landlord acting lawfully elects to re-enter the Premises or terminate the lease;

(c) the Landlord acting lawfully accepts the Tenant's repudiation; or

(d) the parties' conduct (or that of any person on their behalf) constitutes a surrender by operation of law.

Landlord may institute proceedings

11.8 The Landlord may institute legal proceedings claiming damages against the Tenant in respect of the Term including the period before and after any repudiation, abandonment, termination, acceptance of repudiation or surrender by operation of law whether the proceedings are instituted before or after that conduct subject to the Landlord's obligation to mitigate its damages.

Interest on overdue money

11.9 The Tenant must pay on demand interest on any money due but unpaid for seven (7) days after becoming due by the Tenant under this lease. Interest is payable at the Default Interest Rate and is to be computed on daily balances from the day after the due date for payment of the money until payment of that money in full. Interest not paid when due is to be capitalised at monthly intervals. Interest is payable on capitalised interest at the rate and in the manner referred to in this clause. Interest is recoverable in the same way as rent in arrears.

12 End Date

End Date obligations

prior to that date, once it has complied with those obligations) and the Tenant at the Landlord's cost must enter into such covenants with the other person as the Landlord reasonably requires.

13.4 An obligation owed by the Tenant to the Landlord which is due for performance before an event in clause 13.3 (including the payment of amounts owing for Base Rent in respect of a period or date or because of an event or Market Review Date occurring before that event) remains owing to the Landlord and not to the other person and may be recovered by the Landlord in its own name.

Landlord's agents

13.5 The Landlord may appoint persons to exercise any of its rights or perform any of its duties under this lease. Following receipt of notification of appointment to act from the Landlord, the Tenant must treat those persons when they are exercising those rights or performing those duties as if they were the Landlord. Communications from the Landlord override those from the persons appointed if they are inconsistent.

Close Building

13.6 The Landlord may close the Building and the Land or both in an emergency or if the Landlord otherwise reasonably deems that action necessary.

Premises security

13.7 The Landlord may enter the Premises to lock any door or window left unlocked. The Landlord is not responsible nor liable for security in the Premises or in respect of any unauthorised entry to the Premises.

Rules

13.8 The Landlord may introduce and vary Rules which are consistent with this lease. The Tenant must at its own cost comply with all Rules.

Emergency

13.9 Where in this lease there is reference to an emergency the reasonable determination of the Landlord as to the existence of an emergency is conclusive.

Landlord access

13.10 To allow the Landlord to perform its obligations under this lease or under any Laws or Requirements, the Tenant must (upon receiving reasonable notice from the Landlord except in the case of an emergency when no notice is required) give the Landlord access to the Premises during the hours as the Landlord may notify to the Tenant from time to time. In performing its obligations under this Lease and this clause the Landlord shall use reasonable endeavours to minimise disturbance to the Tenant's use and enjoyment of the Premises.

Structural works

13.15 The Tenant agrees to execute such document required from time to time by the Landlord's mortgage consenting to this Lease with 14 days of request but shall not be liable for any of the landlord or its mortgagee's costs in relation to execution of such document

14 Notices

14.1 A Notice:

(a) must be in writing;

(b) must be left at the address or sent to the facsimile number of the party in item 12, as varied by notice; and

(c) may be sent by certified mail to the address of the party in item 12, as varied by notice.

14.2 A Notice sent by certified mail and correctly addressed is taken to be received on the third (seventh, if posted to or from a place outside Australia) day after posting. A Notice sent by facsimile is taken to be received on production of a transmission report by the machine from which the facsimile was transmitted confirming that the whole facsimile was successfully transmitted to the facsimile number of the recipient notified for the purpose of this clause 14, unless the sender is aware that the transmission was impaired.

14.3 A Notice by a party under this lease may be given by an Authorised Officer or solicitor of the party.

14.4 Unless a later time is specified in it, a Notice takes effect from the time it is received or deemed under this lease to be received.

14.5 A certificate signed by the Landlord or its solicitors about a matter or about a sum payable to the Landlord in connection with this lease is sufficient evidence of the matter or sum stated in the certificate unless the matter or sum is proved to be false.

15 Bank Guarantee

15.1 On or before taking possession of the Premises, the Tenant must deliver to the Landlord a Bank Guarantee.

15.2 The Landlord may only claim on the Bank Guarantee and apply any money received towards money (including damages) payable by the Tenant in connection with this lease or any Related Agreement as the Landlord determines if such claim is valid and provided only after Tenant fails to pay for such claim within seven (7) days of written notice from the Landlord.

15.3 The Landlord may claim and the bank is entitled to pay under the Bank Guarantee without reference to the Tenant and despite any contrary objection, claim or direction by the Tenant or any other party to a Related Agreement.

16.4.6 for the Landlord's reasonable legal and other expenses of seeking to enforce those obligations against the Tenant and the Guarantor, recovering possession and terminating this lease; and

16.4.7 for loss or damage consequent on disclaimer of this lease on the Tenant's insolvency, as if this lease had not been disclaimed.

16.5 This Guarantee is in favour of the Landlord and its successors and assigns being the owner of the Premises from time to time during the continuance of this Guarantee.

Liability of several Guarantors

16.6 When there is more than one Guarantor under this lease:

16.6.1 the term Guarantor in this clause refers to each of the Guarantors and to all of them;

16.6.2 their obligations as Guarantor are joint and several;

16.6.3 the Landlord may enforce this Guarantee against all or any of them;

16.6.4 any notice or demand may be served on all of them by serving any one of them; and

16.6.5 this Guarantee remains binding on the other Guarantors, even if

any Guarantor fails to execute this lease or to enter into this Guarantee;

this Guarantee is not binding on any Guarantor; or

the Landlord shall release any Guarantor from liability under this Guarantee.

Landlord's covenants

16.7 The Landlord covenants with the Guarantor to take reasonable steps to require the Tenant to comply with the Tenant's obligations under this lease before seeking to enforce this Guarantee.

Landlord's liability to Guarantor

16.8 The Landlord's failure to comply with the covenant in clause 16.7 shall not discharge this Guarantee, but the Guarantor may claim damages from the Landlord for any such breach and may rely on it in proceedings for injunction and for relief against forfeiture of this lease.

Claim under Guarantee

16.9 The Landlord is entitled to require the Guarantor to pay to the Landlord any outstanding Base Rent or other amount or to compensate the Landlord for any loss or damage without the Landlord having instituted any proceedings against the Tenant in respect of such claims or breaches.

Guarantee not discharged

17.2 All payments by the Tenant under this lease must be paid to the Landlord or to a person nominated by the Landlord in a notice given to the Tenant.

17.3 If the Tenant pays an amount and it is found later that the amount payable should have been higher then the Landlord may demand payment of the difference even though the Landlord has given the Tenant a receipt for payment of the lower amount. Further, if the Tenant pays an amount and it is found later that the amount payable should have been lower then the Landlord will refund the difference to the Tenant even though the Landlord has given the Tenant a receipt for payment of the higher amount.

17.4 The Landlord need not make demand for any amount payable by the Tenant under this Lease unless this lease expressly specifies that demand must be made.

17.5 All money under this lease must be paid to the address of the Landlord in item 12 or to such other place and in such manner (including by electronic funds transfer) as the Landlord acting reasonably may direct.

17.6 If the Tenant must pay to or reimburse the Landlord any cost, charge or other money under this lease, that amount is payable within a reasonable time but no less than seven (7) days after written notice was served on the Tenant by the Landlord, unless otherwise provided in this lease.

17.7 The Tenant must pay all stamp duty (including penalties and fines other than penalties and fines due to the default of the Landlord) and registration fees in connection with this lease and any option lease.

17.8 If the Tenant defaults under this lease, the Tenant must pay all costs and expenses (including legal costs) which the Landlord suffers or incurs in connection with that default.

17.9 Where the Tenant is obliged under this lease to do some act or thing, it must be done at the cost of the Tenant unless otherwise provided in this lease.

17.10 The Tenant's obligation to pay under this lease is an obligation to pay to the Landlord unless otherwise provided in this lease.

17.11 Each party must pay its own legal fees and disbursements in respect of the preparation and negotiation of this lease and the Landlord must pay any mortgagee consent fee (including legal costs) of the Landlord's mortgagee in connection with initial grant of the Lease.

18 Governing Law

18.1 This lease is governed by the law in force in New South Wales.

18.2 Each party submits to the non-exclusive jurisdiction of the courts of New South Wales.

18.3 Without preventing any other mode of service, a document in an action (including any writ of summons or other originating process or any third or other party notice) may be served on any party by being left for that party at its address for service of notices set out in item 12, as varied by notice.

Exclusion of statutory provisions

19.10 The covenants, powers and provisions implied in leases because of sections 84, 84A, 85 and 86 of the Conveyancing Act 1919 do not apply to this lease. In this lease words used in any of the forms of words in the first column of part 2 of schedule 4 to the Conveyancing Act 1919 do not imply a covenant under section 86 of that act

Antecedent rights and obligations

19.11 The End Date does not affect:

(a) the Landlord's or the Tenant's rights in connection with a breach of this lease by the other party before the End Date; or

(b) the Landlord's or the Tenant's obligations under this lease in respect of periods before the End Date.

Severability

19.12 If a provision of this lease is void, unenforceable or illegal in a jurisdiction it is severed for that jurisdiction. The remainder of this lease has full force and effect and the validity or enforceability of that provision in any other jurisdiction is not affected. This clause has no effect if the severance alters the basic nature of this lease or is contrary to public policy.

If document not a lease

19.13 If this document is found not to be a lease or to be a lease for a period less than the Term, the parties are bound in contract to carry out their obligations under this document for the Term, as if this were deemed to be a lease, unless expressly released under this document from those obligations.

Relationship of parties

19.14 This lease does not create any relationship between the parties other than the relationship of landlord and tenant on the terms of this lease.

Counterparts

19.15 This lease may consist of a number of counterparts. The counterparts taken together constitute one instrument.

19.16 The tenant must not lodge or allow to be lodged for it a caveat against the Land in relation to this Lease after registration of this Lease at the office of Land and Property Information NSW.

Entire agreement

19.17 This lease constitutes the entire agreement of the parties in relation to the matters in this lease and supersedes all prior agreements, understandings and negotiations between the parties in relation to those matters.

21.1 In this clause 'strata conversion' means a subdivision of the Premises or the Building by strata subdivision under the Strata Titles (Freehold Development) Act 1973 or the Community Land Development Act 1989 or the Community Land Management Act 1989 or any other legislation permitting such a subdivision.

21.2 The Tenant acknowledges that the Landlord is entitled to carry out a strata conversion at any time during the term of this Lease and the Landlord acknowledges such strata conversion may not derogate from the grant of the Lease.

21.3 The Tenant will at the cost of the Landlord, within 21 days of the Landlord's written request to do so, sign and return to the Landlord any consents and other documents necessary to enable the Landlord to carry out the strata conversion and the Tenant will make no objection or claim for compensation in relation to the strata conversion. The Tenant will be deemed to have given all such consents and approved all such other documents if the Tenant has not returned all such consents to the Landlord within 21 days of the Landlord's written request to do so.

21.4 If the strata conversion occurs:

(a) any reference in this lease to the Building will be deemed to be a reference to the buildings comprised in the registered plan or plans of which the Premises form part;

(b) the rules and regulation made by the Landlord for the Building will be deemed to include any by-laws of the owner's corporation;

(c) this lease will be amended (by a variation of lease at the Landlord's cost) in any respect that is necessary to ensure that this lease reflects the fact that the strata conversion has been carried out; and

(d) any levies or other monies payable to the owner's corporation excluding Sinking Funds will be deemed to be Building Outgoings for the purposes of this lease with a deemed proportion included in the Base Year;

(e) depending on the type of subdivision, the following clause will be added to this lease:

'Strata By-Laws

The Tenant must at all times comply with the by-laws of the Strata Plan and it is agreed between the Landlord and the Tenant that all such by-laws shall be deemed to be incorporated in this lease as covenants to apply between the Landlord and the Tenant in the same manner as such by-laws are applicable between the owners corporation of the Strata Plan and the registered proprietors of the lots in the Strata Plan.'; and

(f) the Tenant will not be liable to pay any additional items of costs or outgoings other than as required under this lease.

21.5 In this clause 'stratum conversion' means a sub-division of the Premises or the Building that creates a stratum lot or lots.

22.7 All the Tenant's covenants contained in this Lease shall extend to the Tenant's use of the Car Spaces to the extent that such covenants are applicable to the use thereof.

22.8 The Tenant and persons under the Tenant's control shall use the Car Spaces for the purpose of the parking of motor vehicles only and shall not clean, grease, oil or repair any motor vehicles in the Car Spaces or on the Land.

22.9 Upon the termination of this lease, the Tenant will promptly remove the Tenant's or its servants or agents cars from the Car Spaces and in default the Landlord shall be entitled to remove the same to a public carpark and anything the Landlord or any person authorised by it shall do under this clause shall be deemed to be done with the full authority of and as agent for and at the risk in all respects of the Tenant.

22.10 The rights conferred by this clause shall rest in contract only and shall not create or confer upon the Tenant any tenancy or any estate or interest whatsoever in or over the Car Spaces.

23 Option to Renew

23.1 If the Tenant:

23.1.1 has no unpaid Base Rent arrears;

23.1.2 has not failed to observe and perform its material obligations during the Term which has been serious or persistent or both;

23.1.3 gives notice to the Lessor under clause 23.2;

23.1.4 between the time of notification and the end of the Initial Term has not committed a substantial breach of the Lease and failed to rectify such breach or pay reasonable compensation to the Landlord if each breach is unable to be rectified within fourteen (14) days of written demand by the Landlord.

then at the end of the Initial Term, the Landlord must grant and the Tenant must take a further lease of the Premises in accordance with this clause 223.

23.2 A notice of exercise of the Tenant's option under this clause 223 must:

23.2.1 state clearly that the Tenant wishes to take a further lease of the Premises under the option contained in clause 23.1; and

23.2.2 be given not earlier than nine (9) months and not later than three (3) months before the end of the Initial Term.

(a) detailed work drawings and specifications for completing the Fitout Work including (but without limitation) full details of fittings, proposed finishes and any alterations or additions to the Premises; and

(b) details of all contractors and subcontractors to be employed in the carrying out of the Fitout Work.

24.4 The Landlord may (acting reasonably) require the Tenant to amend the Fitout Work prior to giving its approval.

24.5 The Fitout Work must comply with the fitout guide issued by the Landlord's managing agent.

24.6 The Tenant will:

(a) proceed with all expedition to obtain from the Authorities the Consents; and

(b) pay and bear all reasonable fees in relation to the Fitout Work (including without limit obtaining the Consents and the Landlord's consent).

24.7 The Tenant must after obtaining the Consents and the Landlord's approval carry out the Fitout Work in a good and reasonable manner.

24.8 The Landlord acknowledges that the Tenant will not be required to make good its fit out on expiration of the Lease, but must leave the premises in a clean and tidy condition.

25 Lessor as Trustee

25.1 The Lessor enters into this lease as trustee of the Trust.

25.2 The parties acknowledge that the Obligations are incurred by the Trustee solely in its capacity as Trustee of the assets of the Trust and that the Trustee will cease to have any obligation under this Lease if the Trustee ceases for any reason to be Trustee of the assets of the Trust.

25.3 The Trustee will not be liable to pay or satisfy any Obligations except to the extent to which it is indemnified out of the Assets against which it is entitled to be indemnified in respect of any liability incurred by it.

25.4 The parties other than the Trustee may enforce their rights against the Trustee arising from non-performance of the Obligations only to the extent of the Trustee's indemnity as provided above in paragraph 25.3

25.5 If any party other than the Trustee does not recover all money owing to it arising from non-performance of the Obligations it may not see to recover the shortfall by:

(a) bringing proceedings against the Trustee in its personal capacity; or

(b) applying to have the Trustee wound up or proving in the winding up of the Trustee.

28 Tenant's Incentive

28.1 Notwithstanding any other clause of this Lease, the Landlord will allow the Tenant's Incentive to the Tenant upon the Tenant providing the Landlord with satisfactory evidence from all relevant Authorities that they consent to the Permitted Use and to the Tenant's fitout within the time specified in clause 1.2.

28.2 The Tenant's Incentive shall not be taken into consideration in any market rent review.

28.3 The Tenant shall be entitled to elect to take the Tenant's Incentive in one or a mixture of the following :

(a) If taken as rent free, be allowed by way of the Landlord foregoing payment by the Tenant of the Base Rent payable by the Tenant to the Landlord from the Commencement Date in monthly instalments; and/or

(b) If taken as fit out contribution, be paid within 14 days of the Tenant providing the evidence specified in clause 28.1. Following completion of the Tenants fit out the Tenant will provide Tax Invoices satisfactory to the Landlord for works and fixtures for the Tenant's fitout of the Premises in the amount of the fit out contribution, should any fit out contribution invoices not be paid by the landlord and the tenant is required to pay these, the amount will be redeemed as rent free to the equal amount.

which election shall be made within 7 days of the date of Council consent pursuant to clause 1.2 being granted.

29 Return of incentive on early termination

29.1 The Landlord and the Tenant agree that if this lease is terminated before the Terminating Date because of the Tenant's default the Tenant will pay to the Landlord an amount equal to the Tenant's Incentive as calculated under clause 29.2. The Tenant agrees that the amount calculated under clause 29.2 is a genuine pre-estimate of the Landlord's loss arising from early termination in relation to payment of the Tenant's Incentive.

29.2 The amount payable under clause 29.1 will be determined in accordance with the following formula:

$$A = (I \times R) / W$$

where:

A is the amount to be paid under clause 29.1;

I is the amount of the Tenant's Incentive paid or allowed to the Tenant as specified in clause 28;

R is the number of whole months of the Term that have yet to expire as at the date

(s) Paint all exposed services – Not agreed

(t) Install suspended lighting system throughout – [redacted] agreed, [redacted] $50,000 towards lighting costs

(u) Install new central tenancy distribution board in location to be agreed – not required

(v) Install outdoor seating in common area adjacent to ramps – Not agreed

(w) Repair all water leaks – Agreed

(x) Install wall, floor and ceiling finishes in lobbies off the street (to be agreed between the parties) – Render and paint Bessa block walls in Reception area

(y) Provide occupation certificate for base building works – Agreed

47 Do all works required to comply with Australian Standard AS1428.1-200930.2 All Landlord works must be undertaken at its cost using new materials and must be carried out in a good and reasonable manner, free from defects. Any defects identified by the Tenant must be rectified within a reasonable time of notification to the Landlord. – Agreed.

SCHEDULE 1 DEFINITIONS AND INTERPRETATION

Definitions

1.1 Unless the context otherwise requires:

Assign means assign, transfer or otherwise dispose of, and **Assignment** has a like meaning.

Assignee means a person to whom the Tenant proposes to assign this lease under clause 8.3.

Authorised Officer means:

(a) for the Landlord, a director, secretary or an officer whose title contains the word 'manager' or a person performing the functions of any of them or any other person appointed by the Landlord to act as an Authorised Officer for the purpose of this lease;

(b) for the Tenant a person appointed by the Tenant to act as an Authorised Officer for the purpose of this lease.

Authority means any government, statutory, public or other authority or body having jurisdiction over the Building or the Premises or any matter or thing relating to the Building or the Premises, including but not limited to WorkCover or any heritage authority or body.

Bank Guarantee means an irrevocable and unconditional undertaking in favour of

Control Event means that a person becomes or ceases to be a Parent of the Tenant.

Current CPI means the Consumer Price Index number for Sydney for the quarter ending immediately before the relevant Fixed Percentage Annual Review Date.

Dealing means a proposed sub-lease under clause 8.2 or a proposed assignment under clause 8.3, and Deal has a corresponding meaning.

Dealing Conditions means in relation to a Dealing that:

(a) the Tenant, at the time of applying for consent and up to the date of the proposed Dealing, is not in material default in the observance and performance of the Tenant's Covenants;

(b) the Tenant pays the Landlord's reasonable and proper costs (whether or not the proposed Dealing proceeds to completion) including the Landlord's and the Landlord's Mortgagee's reasonable costs and legal costs of giving of their consent;

(c) the Tenant reasonably satisfies the Landlord that the Sublessee or Assignee is a respectable, responsible and solvent person of sound financial standing;

(d) the Tenant and either the Sublessee or the Assignee execute a deed with the Landlord in a form approved by the Landlord and the Landlord's Mortgagee acting reasonably providing among other things that;

 (i) the Sublessee or Assignee covenants with the Landlord not to cause or contribute to a breach of this lease by the Tenant;

 (ii) the Tenant and either the Sublessee or the Assignee comply with the Landlord's reasonable requirements in relation to documenting, stamping and registering the proposed Dealing; and

 (iii) in the case of an assignment the Tenant procures from the Assignee in favour of the Landlord a bank guarantee in replacement for the Bank Guarantee at that time and in conformity with the terms of this Lease.

Default means any breach of this lease by the Tenant and includes (but is not limited to) the defaults listed in clause 11.2.

Default Interest Rate means the rate which is two per centum above the indicator overdraft rate charged by the National Australia Bank for commercial loans in excess of $100,000 as at the due date for payment of a relevant amount of money under this lease.

Dispute Notice means a notice given under and which complies strictly with clauses 3.5.

(d) a body corporate resolves to wind itself up, or otherwise dissolve itself, or gives notice of intention to do so, except to reconstruct or amalgamate while solvent on terms approved by the Landlord acting reasonably or is otherwise wound up or dissolved;

(e) a body corporate is or states that it is insolvent;

(f) as a result of the operation of section 459F(1) of the Corporations Act, a body corporate is taken to have failed to comply with a statutory demand;

(g) a body corporate is, or makes a statement from which it may be reasonably deduced by the Landlord that the body corporate is, the subject of an event described in section 459C(2)(b) or section 585 of the Corporations Act;

(h) a body corporate takes any step to obtain protection or is granted protection from its creditors, under any applicable legislation or an administrator is appointed to a body corporate;

(i) a person becomes an insolvent under administration as defined in section 9 of the Corporations Act or action is taken which could result in that event; or

(j) anything analogous or having a substantially similar effect to any of the events specified above happens under the law of any applicable jurisdiction.

Institute means the Australian Property Institute Inc (NSW Division).

Keys mean keys, access cards and other access or security devices relating to the Building.

Land means the land described in item 1.

Landlord means the Lessor as shown on the cover sheet of this Lease and its successors and assigns.

Landlord's Agents means the Landlord's employees, agents, contractors, consultants, invitees, , licensees, concessionaires and others who at any time are in the Building with the consent of the Landlord express or implied.

Landlord's Bank means the bank for the time being used by the Landlord.

Landlord's Fixtures means the plant, equipment, fixtures, furniture, furnishings, Coverings, and light fittings and any appliances in or on the Premises from time to time supplied or installed by or on behalf of the Landlord and for clarity includes the items the subject of Specification and the Landlord's Works.

Landlord's Mortgagee means any mortgagee of the Land from time to time.

Landlord's Works means all works to the Premises prior to the Commencing date

(i) is in a position to cast, or control the casting of, more than one half of the maximum number of votes that might be cast at a meeting of holders of units at that meeting; or

(ii) holds or has a Relevant Interest in more than one half of the issued units of that trust (excluding any of the issued units that carry no right to participate beyond a specified amount in a distribution of either profits or capital); or

(c) if the first mentioned person is a trustee of a trust and, in the case of the Tenant, its interest in this lease is property subject to that trust, a person who:

(i) is a beneficiary of that trust entitled directly or indirectly to more than one half of the corpus or profits of the trust; or

(ii) is entitled to or whose consent is required to:

(A) appoint or change the trustee; or

(B) give directions to the trustee; or

(C) vary the constituent document of the trust; or

(D) appoint or remove beneficiaries; or

(E) decide to whom any distribution is made or the amount of any distribution.

A person is a Parent of another person if the first mentioned person is a Parent of a Parent of the other person (including a person that is the other person's Parent by another or other applications of this definition).

Permitted Use means the use in item 10.

Previous CPI means the Consumer Price Index number for Sydney for the quarter ending 12 months before the relevant Fixed Percentage Annual Review Date.

Premises means the part of the Building demised by this lease as described in item 2 which:

(a) extends up to and including:

(i) the internal face of external walls and of any internal structural walls of the Building;

(ii) the false ceiling below the internal face of the concrete ceiling;

(iii) the internal face of the concrete floor; and

(iv) the centre line of any partitions which separate the Premises from other parts of the Building; and

(b) includes the Landlord's Fixtures and Tenant's Fixtures installed by the Landlord prior to the Commencement of the Initial Term in that part of the Building.

Tenant means the Lessee as shown on the cover sheet and its successors and assigns.

Tenant's Agents means the Tenant's employees, agents, contractors, consultants, invitees, sublessees, licensees, concessionaires and others who at any time are in the Building with the consent of the Tenant express or implied.

Tenant's Business means that business of the Tenant carried on in the Premises in compliance with the Permitted Use.

Tenant Cause means:

(a) any act, omission, neglect, default or misconduct of the Tenant or of the Tenant's Agents;

(b) the particular use or occupancy of the Premises by the Tenant or the Tenant's Agents.

Tenant's Covenants means the covenants, obligations and agreements on the part of the Tenant contained or implied in this lease.

Tenant's Fixtures means all fixtures, fittings, plant, equipment, furniture, internal partitions, fitout and other articles in the Premises in the nature of trade or tenant's fixtures (including any riser duct cables) in each case which are owned or leased by the Tenant or otherwise brought on to the Premises by or on behalf of the Tenant except for those installed by the Landlord prior to the Commencement of the Initial Term.

Tenant's Incentive means an amount taken either as rent free from the Commencing Date or paid pursuant to clause 28.3(b) in aggregate equivalent to the commencing annual Base Rent multiplied by 20% and again multiplied by the lease term in years being $693,72000.

Tenant's Proportion means the proportion in item 6.

Tenant's Signs means any signs on the Land, Building or Premises erected by or at the request of the Tenant.

Term means the term of this lease in Item 5 being the period from the Commencement Date to the Expiry Date.

Works Conditions means that relevant works consented to by the Landlord under this lease must be carried out:

(a) at the Tenant's cost;

(b) by a contractor and under the supervision of persons both approved by the Landlord;

(c) in accordance with all Laws and Requirements:

(i) a reference to any thing (including any amount) is a reference to the whole and each part of it and a reference to a group of persons is a reference to all of them collectively, to any two or more of them collectively and to each of them individually;

(j) a reference to the president of a body or authority is a reference, if there is no such person, to the senior officer of the body or authority or to the person who fulfils the duties of president;

(k) a reference to a clause is a reference to a clause in this lease;

(l) '**include**' (in any form) when introducing a list of items does not limit the meaning of the words to which the list relates to those items or to items of a similar kind;

(m) a reference to this lease includes all schedules and annexures to this lease and the Rules;

(n) a reference to '**month**' or '**monthly**' means respectively calendar month and calendar monthly; and

(o) a reference to '**day**' means any day of the week including Saturday, Sunday and public holidays.

1.3 If this lease prohibits the Tenant from doing a thing then:

(a) the Tenant must do everything necessary to ensure that the Tenant's Agents do not do that thing; and

(b) the Tenant may not allow or cause any person to do that thing.

1.4 If this lease requires the Tenant to do a thing then the Tenant must do everything necessary to ensure that the Tenant's Agents also do that thing.

1.5 Headings are inserted for convenience and do not affect the interpretation of this lease.

1.6 In the interpretation of this lease no rule of construction applies to the disadvantage of one party on the basis that that party put forward the lease.

Gardening and landscaping

7 Costs of purchasing, hiring, maintaining and servicing all outdoor gardens, lawns, potted shrubs, planted areas, fountains and any artificial water courses and associated plants.

Security and caretaking

8 Costs of providing security and caretaking services including the cost of policing and regulating traffic in the Building and the Land and roads giving access to the Building.

9 Not used.

Air conditioning

10 The cost of the repair, maintenance, servicing and all other running costs of the air-conditioning equipment in the Building including any reasonable fees or premiums payable to specialist contractors.

Repairs and maintenance

11 The cost of repairs or maintenance of the Building, (excluding repairs and maintenance of a structural nature), including the cost of operating, supplying, maintaining and repairing all Services and the cost of complying with essential services Laws and Requirements in relation to the Building including without limit the cost of fire services, fire compliance and fir protection services.

Light fuel and power

12 Costs incurred in providing lighting, fuel, heating, security lighting and power to the Building and other services and systems in and for the operation of the Building.

Facilities and Services

13 All reasonable costs at a rate materially consistent with same available in the market in the form of salary, wages, leave entitlements, superannuation and other employment overheads (equitably apportioned by the Landlord where any employee is engaged on less than a full time basis) for the operation, maintenance and supply of any Services.

Management

14 A management fee to cover the Landlord's costs of managing the Building having regard, if appropriate, to fees that would be charged by members of the Real Estate Institute of New South Wales and, if applicable, fees payable by the Landlord to any managing agents for the general management of the Building and any other money relating to the management of and promotion (excluding any advertising levies) of the Building including that part of the Landlord's expenditure which the Landlord reasonably apportions to the Building of operating a central tenant's service centre in another building for the Building and other Landlord's buildings.

General expenditure

DATE: ....

Executed by **ALEXANDRIA PROJECT PTY LIMITED** pursuant to section 127 of the Corporations Act:

....	....
Signature of authorised person	Signature of authorised person
Director	Director
Office held	Office held
Albert Bertini	GORDON BEVAN.
Name of authorised person (print)	Name of authorised person (print)

Executed by **BENDON PTY LIMITED** pursuant to section 127 of the Corporations Act:

....	....
Signature of authorised person	Signature of authorised person
DIRECTOR	Director
Office held	Office held
JUSTIN DAVIS-RICE	KELVIN BANKS PILKINTON
Name of authorised person (print)	Name of authorised person (print)

TAX INVOICE

CBRE

Property, Stock & Business Agents Act 2002
CBRE Pty Ltd ABN 57057373574
Level 21, 363 George Street
Sydney NSW 2000
Locked Bag 1836, Brisbane, QLD, 4001
T +61 2 9333 3333 F +61 2 8572 5203

Premises: Alexandria Creative Park

Suite Id: 0700CD Building 7 - Unit C & D

Bendon Pty Ltd
Attn: Julie Eastman
Company Secretary
PO Box 7422
ALEXANDRIA NSW 2015

Due Date: 01/05/2015
Invoice Number: 1969997
Account Number: 120967 086257
Invoice Date: 01/05/2015
Amount Due: $70,397.27

Date	Type	Description	Amount	GST	Total
01/05/15	1020	Base Rental - Retail 01/05/2015 - 31/05/2015	61,927.52	6,192.75	68,120.27
01/05/15	1080	Car Park Rental 01/05/2015 - 31/05/2015	2,070.00	207.00	2,277.00
		Total Amount Due and Payable	$63,997.52	$6,399.75	$70,397.27

Bendon Pty Ltd - Invoice Entry/Approval Form

Name

Company	2
Supplier Number	84712
Currency	AUD

Approver	
Document No	
Invoice Amount	70,397.27

Ledger Code	Description	Amt excl GST
2.4306	Syd HO Rent May 15	61,927.52
2.4306	Carpark Rent May 15	2070.00

Authorised By [signature] 30/4

Date

Total excl GST

...ease contact your Property Manager to arrange payments to be direct debited ...m your account

...ll
...ach and return this section with your cheque to:
...RE Pty Limited Property Management Trust
...ked Bag 5001, Royal Exchange, NSW, 1225

...arrange for the payment on or before due date to our account as follow:
...ame: CBRE Pty Limited Property Management Trust
...012985 A/C No: 000086257
...our Reference: 1969997
...send your Remittance Advice to:
...nswtrust@cbre.com.au / Fax: +61 2 8572 5203

Invoice Number:	1969997
Account Number:	120967 086257
Invoice Date:	01/05/2015
Amount Due:	$70,397.27

BPAY — Biller Code: 323840 — Ref: 086257 1969997 23

Contact your participating financial institution to make this payment from your cheque or savings account. More info: ww.bpay.com.au

1200670862571969997+0000703972 7+4013+35

Our Ref: B1066-NLA
Date: 9 November 2011

Bendon Pty Ltd
C/- Cerno Management Pty Ltd
GPO Box 2594
Sydney NSW 2000
Attn: Mr. Paul Di Cristo

Dear Sir,

Unit 7C & 7D, 41-43 Bourke Road Alexandria (Address)
Net Lettable Area – Ground & First Floors

As instructed by you we have attended the abovementioned site and carried out survey works.

The area under survey is not a part of a registered strata scheme.

Should the subject tenancy become a part of a future Strata Scheme, I draw your attention to the fact that the PCA and Strata Areas and inclusion may differ.

It is the responsibility of the addressee to determine the reasonableness or otherwise of using the areas quoted as a basis of lease negotiation.

Measurements have been taken to determine the Net Lettable Area of the tenancies.

The premises were vacant at the date of survey.

The areas are stated on the attached sketch and has been determined using the principles contained in the "Property Council Of Australia – Method of Measurement for Lettable Area (March 1997 Edition)".

In accordance with Sec 3.2.3.1 of the "Property Council Of Australia – Method of Measurement for Lettable Area (March 1997 Edition)", the area of the toilets and cupboards have not been included in the stated Net Lettable Area as it has been assumed that they were provided as standard facilities in the building.

Professional Innovative... Results.

Project Surveyors
(A Clement & Reid Company)
Head Office
Level 4, 13-15 Lyonpark Road
Macquarie Park, NSW 2113
Phone: 02 9888 3848
Fax: 02 9888 3875

Postal Address
PO Box 4004
Macquarie Centre 2113

Branch Office
Level 1, 39-41 Harris Street
Fairfield, NSW 2165

COVER OF EXCELLENCE®

Liability Limited by a Scheme Approved under Professional Standards Legislation

WINNER 2006

ABN: 20 068 433 974

Form: 07VL
Release: 3·0

VARIATION OF LEASE

New South Wales
Real Property Act 1900

Leave this space clear. Affix additional pages to the top left-hand corner.

PRIVACY NOTE: Section 31B of the Real Property Act 1900 (RP Act) authorises the Registrar General to collect the information required by this form for the establishment and maintenance of the Real Property Act Register. Section 96B RP Act requires that the Register is made available to any person for search upon payment of a fee, if any.

STAMP DUTY — Office of State Revenue use only

(A) TORRENS TITLE — 1/135916

(B) HEAD LEASE — Number: | Torrens Title:

(C) LODGED BY — Document Collection Box 368Y — Name, Address or DX, Telephone, and Customer Account Number if any: Hardings Lawyers, 1 York Street Sydney 2000, PH: (02) 9247 8451 — LLPN 123247A — Reference: MJT:EAH:110411 — CODE: VL

(D) LESSOR — ALEXANDRIA PROJECTS PTY LIMITED ABN 37 123 947 384

(E) LEASE VARIED — AG694722

(F) LESSEE — BENDON PTY LIMITED ABN 26 001 222 064

(G)
1. The rent is N.A. to $N.A. . N.A. per N.A. on and as from N.A.
2. The term is increased to 7 years N.A. months and N.A. days so as to expire on 30 April 2019
3. The provisions of the lease are N.A. as set out in annexure N.A. hereto.

DATE 30 January 2013.

(H) Certified correct for the purposes of the Real Property Act 1900 and executed on behalf of the corporation named below by the authorised person(s) whose signature(s) appear(s) below pursuant to the authority specified.

Corporation: ALEXANDRIA PROJECTS PTY LIMITED
Authority: Section 127 of the Corporations Act 2001

Signature of authorised person: [signature]
Name of authorised person: Albert Bertini
Office held: Sole Director/Secretary

Signature of authorised person:
Name of authorised person:
Office held:

Certified correct for the purposes of the Real Property Act 1900 and executed on behalf of the corporation named below by the authorised person(s) whose signature(s) appear(s) below pursuant to the authority specified.

Corporation: BENDON PTY LIMITED
Authority: Section 127 of the Corporations Act 2001

Signature of authorised person: [signature]
Name of authorised person: JUSTIN DAVIS RICE
Office held: Sole Director/Secretary

Signature of authorised person:
Name of authorised person:
Office held:

* *s117 RP Act requires that you must have known the signatory for more than 12 months or have sighted identifying documentation.*

ALL HANDWRITING MUST BE IN BLOCK CAPITALS

1111

Form: 07VL
Release: 3·1

VARIATION OF LEASE

New South Wales
Real Property Act 1900

AH895245U

PRIVACY NOTE: Section 31B of the Real Property Act 1900 (RP Act) authorises the [...] by this form for the establishment and maintenance of the Real Property [...] the Register is made available to any person for search upon payment of a fee, if any.

STAMP DUTY	Office of State Revenue use only
(A) **TORRENS TITLE**	Folio Identifier 1/135916
(B) **HEAD LEASE**	Number / Torrens Title
(C) **LODGED BY**	Document Collection Box 3684 — Name, Address or DX, Telephone, and Customer Account Number if any: HARDINGS LAWYERS, 1/1 YORK ST, SYDNEY, LLPN 123247A, 9247 8451; Reference: EAH: 130208 — CODE: **VL**
(D) **LESSOR**	Alexandria Project Pty Ltd ABN 74 980 056 655
(E) **LEASE VARIED**	AG694722
(F) **LESSEE**	Bendon Pty Ltd ABN 26 001 222 064

(G) 1. The rent is N.A. to $N.A. . N.A. per N.A. on and as from N.A.
2. The term is N.A. to N.A. years N.A. months and N.A. days so as to expire on N.A.
3. The provisions of the lease are varied as set out in annexure "A" hereto.

DATE 1 JULY 2013

(H) Certified correct for the purposes of the Real Property Act 1900 and executed on behalf of the company named below by the authorised person(s) whose signature(s) appear(s) below pursuant to the authority specified.
Company: See Annexure "A" for execution
Authority:

Signature of authorised person:

Name of authorised person:
Office held:

Signature of authorised person:

Name of authorised person:
Office held:

Certified correct for the purposes of the Real Property Act 1900 and executed on behalf of the company named below by the authorised person(s) whose signature(s) appear(s) below pursuant to the authority specified.
Company: See Annexure "A" for execution
Authority:

Signature of authorised person:

Name of authorised person:
Office held:

Signature of authorised person:

Name of authorised person:
Office held:

* *s117 RP Act requires that you must have known the signatory for more than 12 months or have sighted identifying documentation.*

Execution page

Certified as correct for the purposes of the Real Property Act 1900 and executed on behalf of the corporation named below by the authorised persons(s) whose signature(s) appear(s) below pursuant to the authority specified.

DATE: 1 JULY 2013

Corporation: **Alexandria Project Pty Limited ABN 74 980 056 655**

Authority: **Section 127 of the Corporations Act 2001**

[signature]	
Signature of authorised person	Signature of authorised person
ALBERT BERTINI	
Name of authorised person (print)	Name of authorised person (print)
SOLE DIRECTOR / SEC	
Office Held	Office Held
(Director or Secretary or Sole Director/Secretary)	(Director or Secretary or Sole Director/Secretary)

Corporation: **Bendon Pty Limited ABN 26 001 222 064**

Authority: **Section 127 of the Corporations Act 2001**

[signature]	
Signature of authorised person	Signature of authorised person
JUSTIN DAVIS-RICE	
Name of authorised person (print)	Name of authorised person (print)
SOLE DIRECTOR / SEC	
Office Held	Office Held
(Director or Secretary or Sole Director/Secretary)	(Director or Secretary or Sole Director/Secretary)

Form: 07SL
Release: 4·3

SUBLEASE

New South Wales
Real Property Act 1900

AH916108U

PRIVACY NOTE: Section 31B of the Real Property Act 1900 (RP Act) authorises the Registrar General to collect the information required by this form for the establishment and maintenance of the Real Property Act Register. Section 96B RP Act requires that the Register is made available to any person for search upon payment of a fee, if any.

STAMP DUTY — Office of State Revenue use only

(A) **HEAD LEASE** — AG694722

(B) **TORRENS TITLE** — Property leased

Part Folio Identifier 1/135916 being Suite 2, Part Ground Floor, Building 7, Unit D, 41-43 Bourke Road Alexandria 317.7 square metres.

(C) **LODGED BY**

Document Collection Box	Name, Address or DX, Telephone, and Customer Account Number if any	CODE
368Y	Hardings Lawyers Level 1, 1 York Street SYDNEY Ph: 9247 8451 123247A. Reference: MJT:EAH:130073	SL

(D) **SUBLESSOR**

Bendon Pty Limited ABN 26 001 222 064

The sublessor leases to the sublessee the property referred to above.

(E) Encumbrances (if applicable):

(F) **SUBLESSEE**

Exsto Australia Pty Limited ACN 161 532 449 trading as The Australian Drug Detection Agency

(G) **TENANCY:**

(H) 1. **TERM** Five Years Eleven Months and Nineteen Days

2. **COMMENCING DATE** 06 May 2013

3. **TERMINATING DATE** 24 April 2019

4. With an **OPTION TO RENEW** for a period of Three (3) Years Plus Three (3) Years set out in clause 4 of Annexure "A"

5. Together with and reserving the **RIGHTS** set out in clause No. N.A. of N.A.

6. Incorporates the provisions or additional material set out in **ANNEXURE(S)** A & B hereto.

7. Incorporates the provisions set out in N.A. No. N.A.

8. The **RENT** is set out in item No. 13 of Annexure A

ALL HANDWRITING MUST BE IN BLOCK CAPITALS.

1303

ANNEXURE A **SEE A SOLICITOR ABOUT THIS LEASE**

Sublessor: Bendon Pty Limited ABN 26 001 222 064

Sublessee: Exsto Australia Pty Limited ACN 161 532 449

This annexure consists of pages

NOTE: Any alterations and additions to Lease Covenants in Annexure B **must** be made by additional clauses in Annexure A. The printed clauses in Annexure B are to remain in their copyright form without alteration.

SCHEDULE OF ITEMS (continued)

Item 10 (cls 2.3, 13.1) — **A. The guarantor: N/A**

(cl 13.7) — **B. Limit of guarantor's liability: N/A**

Item 11 (cl 3) — **Additional leased property – ~~None~~ light fittings**

Item 12 (cl 4) — **Option to renew-**

A. Further period of **three (3) years** from **24 April 2019** to **23 April 2022.**

B. Further period of **three (3)** years from **24 April 2022** to **23 April 2025.**

C. Maximum period of tenancy under this lease and permitted renewals:

D. First day option for renewal can be exercised: – **(9 months prior) 24 July 2018/2021.**

E. Last day option for renewal can be exercised: – **(6 months prior) 24 October 2018/2021.**

Item 13 (cl 5) — **A. Rent**

For the lease period:

From the commencement date to the first rent review date:	**$128,000.00** a year by monthly instalments of **$10,666 Plus GST.**
Afterwards:	At the new yearly rent beginning on each review date by monthly instalments of one twelfth of the new year rent **Plus 3.5%.**
For the further period in item 12A: From the commencement date to the first rent review date: (for example: Current market rent)	**Current market rent**
Afterwards:	At the new yearly rent beginning on each review date by monthly instalments of one twelfth of the new year rent **plus 3.5%.**

Item 18 (cl 8.1.1)	**Amount of required public liability insurance: $20,000,000.00**
Item 19 (cl 16)	**Bank Guarantee** Four (4) month's rent increased by the rate of GST (expressed as a percentage) applicable from time to time.
Item 20 (cl 17)	**Security Deposit** Not Applicable

Details of strata manager / secretary of the owners corporation (if applicable)

The following alterations and additions are to be made to the Lease Covenants in Annexure B:

Clause 19 Add a new Clause 2.5 as follows:

"The parties acknowledge this is a Sublease and where applicable, reference in this Annexure B to "Lessor" shall mean "Sublessor" and reference to "Lessee" shall mean "Sublessee".

Clause 20 Amend clause 5.1.5 by adding the following words to the end of the said clause:

"AND FURTHER that at monthly intervals after such moneys shall fall due for payment the amount of interest thereon under this clause shall be added to and become part of the principal of such moneys bearing interest under this clause AND the lessor shall be entitled to recover such interest from the lessee as if such interest were rent in arrears and nothing contained in this clause shall be deemed to restrict or limit or prejudice any right power or remedy of the lessor to recover such moneys."

Clause 21 Add a new Clause 6.3.7 as follows:

"6.3.7 store any combustible or inflammable or any dangerous chemicals or fluids of any kind on the demised premises".

Clause 22 Add a new Clause 6.3.8 as follows:

"6.3.8 permit any person or persons including its employees to smoke whilst in any part of the demised premises and in any common areas corridors or passages of the building".

Clause 23 Add a new clause 6.3.9 as follows:

"6.3.9 do any decorating that involves marking, defacing or painting any part of the premises, without the written consent of the lessor".

Clause 24 Add a new clause 6.3.10 as follows:

"6.3.10 put anything down any sink, toilet or drain which is likely to cause obstruction or damage".

Clause 25 Add a new clause 6.3.11 as follows:

"6.3.11 keep any animals or birds on the premises, without the written consent of the lessor".

Clause 26 Add a new clause 6.3.12 as follows:

Clause 33 Indemnity

33.1 Notwithstanding anything contained or implied in this lease the lessee covenants with the lessor to indemnify and at all times hereafter keep indemnified the lessor from and against all actions, claims, demands, losses, damages, costs and expenses for which the lessor shall or may be or become liable or which the lessor shall or may incur in respect of or arising from:

(a) any failure by the lessee or by any sub-lessee or assignee of the lessee to perform and observe the covenants, conditions and provisions herein contained or implied and on the part of the lessee to be performed and observed;

(b) any damage to any partition furniture fixtures fittings goods stock chattels equipment machinery or effects or property of any kind whatsoever whether of the lessee or of any other person at any time upon in or about the demised premises arising from the overflow of water supply sewerage or rain water which may leak into, flow into or issue into the demised premises or any part of the building of which the demised premises form part of or from any pipe or gutter attached to or connected with the same;

(c) the negligent use misuse waste or abuse by the lessee or any person claiming under it or by any agent, contractor, employee, invitee or licensee of the lessee or of any such person of the water, gas, electricity and other services and facilities of and to the demised premises and the building;

(d) any loss damage or injury from any cause whatsoever to property or person within or without the demised premises or the building caused or contributed to by any act, omission, neglect, breach or default of or by the lessee or any person claiming under it or by any agent, contractor, employee, invitee or licensee of the lessee or of any such person;

(e) loss, damage or injury from any cause whatsoever to property or person caused or contributed to by the use of the demised premises by the lessee or any servants, agents, sub-lessees or other persons as aforesaid;

save where caused by the wilful or negligent act or omission of the lessor, its servants, its agents or its employees.

Clause 34 Holding over

34.1 Subject to Clause 12.4 if the lessee continues to occupy the Property Leased after the Term with the lessor's consent then:

(a) the lessee occupies the Property Leased under a monthly tenancy which either party may end by giving one months' notice expiring on any day; and

(b) this tenancy will be on the same terms as this Lease so far as they apply to a periodic tenancy with the Rent being the Rent payable immediately prior to the Terminating Date as provided in this Lease except that the lessor may prior to the Terminating Date or subsequently on one months' notice vary the Rent.

(c) the lessee is not entitled to occupy the Property Leased after the seventh (7) day before the expiry of the Head Lease.

Clause 35 Head Lease

35.1 **Warranty**

The lessee warrants to the lessor that it has:

(a) been provided with a copy of the Head Lease; and

(b) read and understands the terms contained in the Head Lease.

35.2 **Breach**

The lessee will not do or commit or suffer to be done any act matter or thing which would constitute a breach of any of the covenants of the Lessor contained in the Head Lease.

Clause 37 Lessee's Works

37.1 The lessee will not make alterations or additions to the Leased Property or install or alter any partitioning without the lessor's prior written approval and in seeking the lessor's approval the lessee will submit reasonably detailed plans and specifications of the proposed work.

37.2 The lessor may require as a condition of its approval given, pursuant to clause 37.1 above that:

(a) any such work will be supervised by a person nominated by the lessor;

(b) the lessee take out construction insurance as reasonably required by the lessor;

(c) any such work will be executed by contractors or tradesmen as are approved by the lessor;

(d) the lessee pays on demand all reasonable costs incurred by the Lessor in considering the proposed works, and their supervision including the fees of architects or other building consultants employed by the lessor;

(e) the lessee will obtain from any relevant authority all necessary approvals or permits necessary to enable such proposed work to be lawfully effected and will on request by the lessor produce for inspection to the lessor copies of all such approvals and permits from any such competent authority;

(f) upon completion of the works the lessee will produce to the lessor any certificates of compliance issued by any such competent authority;

(g) the lessee will reimburse the Lessor any cost or expense as may be incurred by the lessor as a result of the installation operation or removal of any such equipment fixture fitting or machinery.

37.3 The lessee must take every reasonable measure to ensure that the lessee's works cause minimal disruption to the other tenants' occupation and enjoyment of the adjoining properties in the Building.

Clause 38 Rent Free Period

38.1 Notwithstanding any other provision of this Lease, the lessee will not be obliged to pay rent in respect of the two month period from the Commencing Date ('Rent Free Period'). In the event of any dispute as to the end date of the Rent Free Period, the lessor's determination, acting reasonably is final. The lessee acknowledges that it will be liable to continue to pay all outgoings and other monies due under this Lease during the Rent Free Period.

38.2 The Rent Free Period shall not be taken into consideration in any market review.

38.3 The lessor and lessee agree that if this Lease is terminated before the Terminating Date because of the lessee's default, the lessee will pay to the Lessor an amount equal to the Rent Free Period. The lessee agrees that the repayment of the Rent Free Period is a genuine pre-estimate of the lessor's loss arising from early termination in relation to payment of the Rent Free Period.

Clause 39 Car parking

39.1 The lessor grants to the lessee a non exclusive licence to park three (3) cars in spaces to be designated by the lessor from time to time ('Car Spaces').

39.2 The lessee and persons under the lessee's control shall park in the Car Spaces at their own risk and the lessor and its servants and agents (except to the extent of any act of the Lessor or anyone claiming for the lessor) shall not in any way whatsoever be liable or responsible for and each is hereby released from and indemnified against any responsibility for any loss, damage, injury or death which may be sustained or suffered by the lessee or persons under the lessee's control in or arising out of the exercise of the powers and authorities hereby conferred and the lessor its servants and agents shall not in any way whatsoever be liable or responsible for and all are hereby released from and indemnified against any responsibility for any loss of or damage or injury sustained by any motor vehicle while it is on the land or parked in the Car Spaces or for any loss of any

ANNEXURE B

SEE A SOLICITOR ABOUT THIS LEASE

Lessor:

Lessee:

This annexure consists of 13 pages.

NOTE: Any alterations and additions to Lease Covenants in Annexure B **must** be made by additional clauses in Annexure A. The printed clauses in Annexure B are to remain in their copyright form without alteration.

CONTENTS

RETAIL LEASE CERTIFICATE

If section 16 of the *Retail Leases Act 1994* applies to this lease, and the term plus any further terms are less than 5 years (subject to section 16(4)), the term will be extended unless a section 16(3) certificate is given. Sections 16(1) and (2) provide –

16(1) The term for which a retail shop lease is entered into, together with any further term or terms provided for by any agreement or option for the acquisition by the lessee of a further term as an extension or renewal of the lease, must not be less than 5 years. An agreement or option is not taken into account if it was entered into or conferred after the lease was entered into.

16(2) If a lease is entered into in contravention of this section, the validity of the lease is not thereby affected but the term of the lease is extended by such period as may be necessary to prevent the lease contravening this section.

I certify that:

- I am a solicitor not acting for the lessor;
- Before (or within 6 months after) the lessee entered into this lease –
  - the lessee requested me to give this certificate; and
  - I explained to the lessee the effect of sections 16(1) and (2), and that the giving of this certificate would result in section 16 not applying to this lease.

.... Date

.... Signature

.... NAME (BLOCK LETTERS)

....
....
....

....
....
....

4.6 A new lease will be the same as this lease except for –

4.6.1 the new rent;
4.6.2 the commencement date and the termination date;
4.6.3 the omission of clauses 4.2, 4.3, 4.4, 4.5 and 4.6 and items 12A and 12B in the schedule in the last lease allowed in item 12 in the schedule;
4.6.4 item 12B becoming item 12A;
4.6.5 adjustment of item 12C in the schedule; and
4.6.6 adjustment of items 12D and 12E in the schedule. The number of days between the dates stated in items 12D and 12E in the schedule of the new lease and the termination date of the new lease and the number of days between each date stated in items 12D and 12E in the schedule of this lease and the termination date of this lease are to correspond.

If the new rent is to be current market rent it will be decided in the same way that current market rent is to be decided under Method 3 stated in clause 5 assuming that this lease and the new lease were one continuous lease and the commencement date of the new lease was a rent review date.

CLAUSE 5 MONEY

What money must the lessee pay?

5.1 The lessee must pay to the lessor or as the lessor directs –

5.1.1 the rent stated in item 13A in the schedule;
5.1.2 the share stated in item 14A in the schedule of those outgoings stated in item 14B in the schedule;
5.1.3 the reasonable cost to the lessor of remedying a default by the lessee;
5.1.4 the reasonable cost to the lessor of dealing with any application by the lessee for the lessor's consent under this lease (whether or not it is given);
5.1.5 interest on these moneys at the rate stated in item 15 in the schedule when payment is more than 14 days overdue, calculated from the due date to the date of payment;
5.1.6 registration fee for registration of this lease at Land and Property Information NSW (payable on delivery to the lessor's solicitor of the executed lease);
5.1.7 stamp duty on this lease (payable on delivery to the lessor's solicitor of the executed lease) if not previously paid by the lessee to the Office of State Revenue;
5.1.8 if the lessee defaults, the lessor's reasonable legal costs relating to the default;
5.1.9 the lessor's reasonable costs and expenses in connection with the preparation of this lease but only that part of those costs and expenses which are permitted to be recovered by a lessor under section 14 and section 45 of the *Retail Leases Act, 1994*; and
5.1.10 GST as provided for in clause 15.

5.2 The first month's instalment of rent is to be paid by the commencement date. Each later month's instalment of rent is to be paid in advance.

5.3 A payment under clause 5.1.2 must be paid on the next rent day after a request for payment is made by the lessor.

A request for payment can be made –

5.3.1 after the lessor has paid an outgoing; or
5.3.2 after the lessor has received an assessment or account for payment of an outgoing.

If item 14B in the schedule refers to land tax –

- if the property is a strata lot, the relevant land tax is land tax on that lot;.
- if the property is not a strata lot but is part of a building, the relevant land tax is land tax on the land on which the building is situated, plus any land of the lessor used or available for use by or for the benefit of lessees conducting business in the building or in connection with trading in the building; and
- in either case, the land tax must be calculated as if the land was the only land owned by the lessor and there was no special trust or non-concessional company involved.

5.13 The lessor or the lessee can inform the other in writing at least 60 days before the rent review date of the rent that the lessor or lessee thinks will be the current market rent at the review date.

5.14 If the lessor and the lessee agree on a new rent then that rent will be the new rent beginning on the rent review date and the lessor and the lessee must sign a statement saying so.

5.15 If the lessor and the lessee do not agree on the amount of the new rent 30 days before the rent review date, the current market rent will be decided by a valuer appointed under clause 5.16.

5.16

5.16.1 Unless 5.16.2 applies the lessor and the lessee can either agree upon a valuer or can ask the President of the Law Society of New South Wales to nominate a person who is a licensed valuer to decide the current market rent.

5.16.2 Where the property is a retail shop, the valuer appointed must be a specialist retail valuer appointed by agreement of the parties or, failing agreement, by the Administrative Decisions Tribunal.

5.17 The valuer will act as an expert not an arbitrator. The lessor and the lessee can each make submissions in writing to the valuer within 14 days after they receive notice of the valuer's appointment but not later unless the valuer agrees.

5.18 The valuer's decision is final and binding. The valuer must state how the decision was reached.

5.19 If the valuer

5.19.1 does not accept the nomination to act; or
5.19.2 does not decide the current market rent within 1 month after accepting the nomination; or
5.19.3 becomes incapacitated or dies; or
5.19.4 resigns,

then another valuer is to be appointed in the same way.

5.20 The lessor and lessee must each pay half the valuer's costs.

5.21 If the lessor and lessee do not agree upon a valuer and neither asks for a valuer to be nominated before –

5.21.1 the next rent review date passes; or
5.21.2 this lease ends without the lessee renewing it; or
5.21.3 this lease is transferred after the rent review date with the lessor's consent; or
5.21.4 the property is transferred after the rent review date

then the rent will not change on that rent review date.

CLAUSE 6 USE

How must the property be used?

6.1 The lessee must –

6.1.1 use the property for the purpose stated in item 17 in the schedule and not for any other purpose;
6.1.2 open for business at times usual for a business of the kind conducted by the lessee;
6.1.3 keep the property clean and dispose of waste properly; and
6.1.4 comply with all laws relating to strata schemes and all other laws regulating how the property is used, obtain any consents or licences needed, comply with any conditions of consent, and keep current any licences or registrations needed for the use of the property or for the conduct of the lessee's business there.
6.1.5 where the property is a lot in a strata scheme:
6.1.5.1 use the lessor's common property only in connection with the use of the property;
6.1.5.2 co-operate with all other permitted users of the common property;
6.1.5.3 comply with so many of the provisions of the *Strata Schemes Management Act 1996* and the *Strata Schemes (Freehold Development) Act 1973* and the by-laws and all lawful orders, motions and directives under these Acts as may be applicable to the exercise of the lessee's rights and obligations under this lease.

7.6 The lessee must not make any structural alterations to the property. Any other alterations require the lessor's consent in writing (but the lessor cannot withhold consent unreasonably).

CLAUSE 8 INSURANCE AND DAMAGE

What insurances must the lessee take out?

8.1 The lessee must keep current an insurance policy covering –

8.1.1 liability to the public in an amount not less than the amount stated in item 18 in the schedule (for each accident or event); and

8.1.2 damage or destruction from any cause to all plate glass in the windows and other portions of the property

and must produce to the lessor, upon request, the policy and the receipt for the last premium.

What happens if the property is damaged?

8.2 If the property or the building of which it is part is damaged (a term which includes destroyed) –

8.2.1 the lessee is not liable to pay rent, or any amount payable to the lessor in respect of outgoings and other charges, that is attributable to any period during which the property cannot be used under this lease or is inaccessible due to that damage;

8.2.2 if the property is still useable under this lease but its useability is diminished due to the damage, the lessee's liability for rent and any amount in respect of outgoings attributable to any period during which useability is diminished is reduced in proportion to the reduction in useability caused by the damage;

8.2.3 if the lessor notifies the lessee in writing that the lessor considers that the damage is such as to make its repair impracticable or undesirable, the lessor or the lessee can terminate this lease by giving not less than 7 days notice in writing of termination to the other and no compensation is payable in respect of that termination;

8.2.4 if the lessor fails to repair the damage within a reasonable time after the lessee requests the lessor to do so the lessee can terminate this lease by giving not less than 7 days notice in writing of termination to the lessor; and

8.2.5 nothing in clause 8.2 affects any right of the lessor to recover damages from the lessee in respect of any damage or destruction to which the clause applies.

CLAUSE 9 ACCESS

What are the lessor's rights of access to the property?

9.1 The lessee must give the lessor (or anyone authorised in writing by the lessor) access to the property at any reasonable time for the purpose of –

9.1.1 inspecting the condition of the property, or how it is being used; or

9.1.2 doing anything that the lessor can or must do under this lease or must do by law; or

9.1.3 viewing the property as a valuer, prospective buyer or mortgagee; or

9.1.4 fixing a notice in a reasonable position on the outside of the property saying that it is for sale; or

9.1.5 viewing the property as a prospective lessee not earlier than 6 months before the lease period ends; or

9.1.6 fixing a notice not earlier than 6 months before the lease period ends in a reasonable position on the outside of the property saying that it is to let; or

9.1.7 inspecting, cleaning or repairing another property or any services to another property.

9.2 The lessor must give the lessee at least 2 days written notice for access (except in an emergency). The day of the giving of the notice and any Saturday, Sunday or public holiday on which the property is not open for business are not counted.

9.3 The lessor must promptly make good any damage caused to the property and to any of the lessee's belongings which results from exercising these rights.

9.4 The lessee must give to the lessor a copy of any notice relating to the property or relating to any neighbouring property immediately after receiving the notice.

11.4 Where registration is necessary for the validity of this lease, the lessor must ensure that this lease is registered.

11.5 If a consent is needed for this lease, from someone such as a mortgagee or head lessor of the property, then the lessor must get the consent.

CLAUSE 12 FORFEITURE AND END OF LEASE

When does this lease end?

12.1 This lease ends –

12.1.1 on the date stated in item 3 in the schedule; or
12.1.2 if the lessor lawfully enters and takes possession of any part of the property; or
12.1.3 if the lessor lawfully demands possession of the property.

12.2 The lessor can enter and take possession of the property or demand possession of the property if –

12.2.1 the lessee has repudiated this lease; or
12.2.2 rent or any other money due under this lease is 14 days overdue for payment; or
12.2.3 the lessee has failed to comply with a lessor's notice under section 129 of the *Conveyancing Act 1919*; or
12.2.4 the lessee has not complied with any term of this lease where a lessor's notice is not required under section 129 of the *Conveyancing Act 1919* and the lessor has given at least 14 days written notice of the lessor's intention to end this lease.

12.3 When this lease ends, unless the lessee becomes a lessee of the property under a new lease the lessee must –

12.3.1 return the property to the lessor in the state and condition that this lease requires the lessee to keep it in; and
12.3.2 have removed any goods and anything that the lessee fixed to the property and have made good any damage caused by the removal.

Anything not removed becomes the property of the lessor who can keep it or remove and dispose of it and charge to the lessee the cost of removal, making good and disposal.

12.4 If the lessor allows the lessee to continue to occupy the property after the end of the lease period (other than under a new lease) then –

12.4.1 the lessee becomes a monthly lessee and must go on paying the same rent and other money in the same way that the lessee had to do under this lease just before the lease period ended (apportioned and payable monthly);
12.4.2 the monthly tenancy will be on the same terms as this lease, except for –
- clause 4;
- clauses 5.4 to 5.21 inclusive; and
- clause 6.2 unless consent has previously been given;

12.4.3 either the lessor or the lessee can end the monthly tenancy by giving, at any time, 1 month written notice to the other expiring on any date; and
12.4.4 anything that the lessee must do by the end of this lease must be done by the end of the monthly tenancy.

12.5 Essential terms of this lease include –

12.5.1 the obligation to pay rent not later than 14 days after the due date for payment of each periodic instalment (and this obligation stays essential even if the lessor, from time to time, accepted late payment);
12.5.2 the obligations of the lessee in clause 5.1.2 (dealing with outgoings);
12.5.3 the obligations of the lessee in clause 6.1 (dealing with use);
12.5.4 the obligations of the lessee in clause 7 (dealing with repairs);
12.5.5 the obligations of the lessee in clause 10 (dealing with transfer and sub-lease); and
12.5.6 the obligations of the lessee in clause 15 (dealing with GST).

CLAUSE 15 GOODS AND SERVICES TAX

Unless item 13B in the schedule has been completed in a way that indicates that this clause is not to apply:

15.1 As consideration in whole or in part for a taxable supply the person receiving the supply must pay to the party making the supply an additional amount equal to the amount of GST payable on the supply.

15.2 To the extent that the lessee is required to reimburse the lessor in whole or in part for outgoings incurred by the lessor, for the purposes of this lease the amount of the outgoings must be reduced by the amount of any credit or refund of GST to which the lessor is entitled as a result of incurring outgoings.

15.3 Outgoings in item 14B in the schedule are to be calculated after deducting any input tax credit to which the lessor is entitled.

15.4 For the purposes of this lease GST means a tax in the nature of a supply of goods and services tax levied or imposed by the Commonwealth of Australia.

CLAUSE 16 BANK GUARANTEE

16.1 If a number of months appears in item 19 in the schedule, clauses 16.2 to 16.5 apply.

16.2 On or before the commencement date of this lease the lessee will deliver to the lessor a guarantee by a bank trading in the State of New South Wales in the form of an unconditional and irrevocable undertaking to pay drawn in favour of the lessor (unlimited as to time) in a form acceptable to the lessor and for an amount equivalent to the number of months referred to in item 19 in the schedule.

16.3 The lessor is entitled to claim under the guarantee an amount equal to any moneys due but unpaid by the lessee to the lessor under this lease.

16.4 The lessee agrees to vary the amount of the guarantee immediately upon each rent review so that the amount at all times represents the equivalent of the number of months referred to in the schedule.

16.5 The lessor will deliver the guarantee (or so much of it as is then held by the lessor) to the lessee on the last of:

16.5.1 the terminating date of this lease;
16.5.2 the expiry date of any holding over under this lease; and
16.5.3 the date that the lessee has no further obligations under this lease or at law.

CLAUSE 17 SECURITY DEPOSIT

17.1 If an amount or a number of months appears in item 20 in the schedule, clauses 17.2 to 17.6 apply.

17.2 On or before the commencement date of this lease the lessee will deliver the security deposit to the lessor.

17.3 The lessor is entitled to deduct from the security deposit an amount equal to any monies due but unpaid by the lessee to the lessor under this lease.

17.4 Where the property is a retail shop, the security deposit will be held in accordance with Section 16C of the *Retail Leases Act 1994*. The lessee will not make an application to the Director General seeking the return of the security deposit (or so much of it as is then held by the Director General) until the later of:

17.4.1 the terminating date of this lease;
17.4.2 the expiry date of any holding over under this lease; and
17.4.3 the date that the lessee has no further obligations under this lease or at law.

17.5 Where the property is other than a retail shop the security deposit (or so much of it as is then held by the lessor) will be returned to the lessee on the later of the dates as specified in clause 17.4.

17.6 The lessee agrees to vary the amount of the security deposit immediately upon each rent review so that it represents the equivalent of the number of months referred to in the schedule.

CLAUSE 18 STRATA CONVERSION

18.1 "Owners corporation", "owner", "strata scheme", "lot" and "parcel" where used in this lease have the meanings given under the *Strata Schemes Management Act 1996* and the *Strata Schemes (Freehold Development) Act 1973*.

IMPORTANT NOTES

The following notes are for guidance and do not form part of this lease.

If you are a lessor, a solicitor will prepare this lease for you.

If you are a lessee, a solicitor can advise you about it.

1. This document creates legal rights and legal obligations.
2. Failure to register a lease can have serious consequences.
3. If an option for renewal is not exercised at the right time it will be lost.
4. The lessee can exercise an option for renewal even if there has been a breach of this lease in a case where section 133E of the *Conveyancing Act 1919* applies. The lessor must give a prescribed notice within 14 days after the option is exercised if the lessor wants to rely on the breach to prevent the exercise of the option.
5. The Law Society of New South Wales is not to be responsible for any loss resulting from the use of this lease as printed whether authorised or not.

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I certify that this and the preceding twelve pages are in exactly the same wording as Annexure B of the copyright Law Society Lease.

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Solicitor for the lessor

AH663550K

Form: 07VL
Release: 3·0

VARIATION OF LEASE

New South Wales
Real Property Act 1900

Leave this space clear. Affix additional pages to the top left-hand corner.

PRIVACY NOTE: Section 31B of the Real Property Act 1900 (RP Act) authorises the Registrar General to collect the information required by this form for the establishment and maintenance of the Real Property Act Register. Section 96B RP Act requires that the Register is made available to any person for search upon payment of a fee, if any.

STAMP DUTY — Office of State Revenue use only

(A) TORRENS TITLE: 1/135916

(B) HEAD LEASE: Number AG694722 | Torrens Title

(C) LODGED BY: Document Collection Box 368Y | Name, Address or DX, Telephone, and Customer Account Number if any: Hardings Lawyers, 1 York Street SYDNEY NSW 2000, PH: (02) 9247 8451 | Reference: MJT:EAH:120283 | CODE VL

(D) LESSOR: Bendon Pty Limited ACN 001 222 064

(E) LEASE VARIED: AH643143M.

(F) LESSEE: Body Science International Pty Limited ACN 101 197 835

(G) 1. The rent is N.A. to $N.A. . N.A. per N.A. on and as from N.A.
2. The term is increased to 6 years 8 months and N.A. days so as to expire on 24 April 2019
3. The provisions of the lease are varied as set out in annexure A hereto.

DATE

(H) Certified correct for the purposes of the Real Property Act 1900 and executed on behalf of the corporation named below by the authorised person(s) whose signature(s) appear(s) below pursuant to the authority specified.
Corporation: Bendon Pty Limited
Authority: section 127 of the Corporations Act 2001

Signature of authorised person:
Name of authorised person: ~~JUSTIN DAVIS-RICE~~
Office held: ~~Sole Director/Secretary~~

Signature of authorised person: [signature]
Name of authorised person: JUSTIN DAVIS-RICE
Office held: SOLE DIRECTOR / SECRETARY

Certified correct for the purposes of the Real Property Act 1900 and executed on behalf of the corporation named below by the authorised person(s) whose signature(s) appear(s) below pursuant to the authority specified.
Corporation: Body Science International Pty Limited
Authority: section 127 of the Corporations Act 2001

Signature of authorised person: [signature]
Name of authorised person: Nathan Bentley Picklum
Office held: Director

Signature of authorised person: [signature]
Name of authorised person: Gregory John Young
Office held: Director

* s117 RP Act requires that you must have known the signatory for more than 12 months or have sighted identifying documentation.

Form: 07SL
Release: 4·1

SUBLEASE

New South Wales
Real Property Act 1900

Leave this space clear. Affix additional pages to the top left-hand corner.

PRIVACY NOTE: Section 31B of the Real Property Act 1900 (RP Act) authorises the Registrar General to collect the information required by this form for the establishment and maintenance of the Real Property Act Register. Section 96B RP Act requires that the Register is made available to any person for search upon payment of a fee, if any.

STAMP DUTY Office of State Revenue use only

(A) **HEAD LEASE** AG694722

(B) **TORRENS TITLE** Property leased
Part Folio Identifier 1/135916 being Tenancy 3, First Floor, Building 7, Unit C & D, 41-43 Bourke Road Alexandria approximately 340 square metres.

(C) **LODGED BY**

Document Collection Box	Name, Address or DX, Telephone, and Customer Account Number if any	CODE
368Y	Hardings Lawyers Level 1, 1 York Street Sydney Reference: MJT:EAH:120283	SL

(D) **SUBLESSOR** Bendon Pty Limited ACN 001 222 064

The sublessor leases to the sublessee the property referred to above.

(E) Encumbrances (if applicable):

(F) **SUBLESSEE** Body Science International Pty Limited ACN 101 197 835

(G) **TENANCY:**

(H) 1. **TERM** Four Years and Eight Months
2. **COMMENCING DATE** 24 August 2012
3. **TERMINATING DATE** 24 April 2017
4. With an **OPTION TO RENEW** for a period of Three (3) Years Plus Three (3) Years set out in clause 4 of Annexure "A"
5. Together with and reserving the **RIGHTS** set out in clause No. N.A. of N.A.
6. Incorporates the provisions or additional material set out in **ANNEXURE(S)** A&B hereto.
7. Incorporates the provisions set out in N.A. No. N.A.
8. The **RENT** is set out in Item No. 13 of Annexure A

ALL HANDWRITING MUST BE IN BLOCK CAPITALS.
1208

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ANNEXURE A **SEE A SOLICITOR ABOUT THIS LEASE**

Sublessor: Bendon Pty Limited

Sublessee: Body Science International Pty Limited

This annexure consists of pages

NOTE: Any alterations and additions to Lease Covenants in Annexure B **must** be made by additional clauses in Annexure A. The printed clauses in Annexure B are to remain in their copyright form without alteration.

SCHEDULE OF ITEMS (continued)

Item 10 (cls 2.3, 13.1) (cl 13.7)

A. The guarantor: N/A

B. Limit of guarantor's liability: N/A

Item 11 (cl 3)

Additional leased property - None

Item 12 (cl 4)

Option to renew-

A. Further period of **three (3) years** from **24 April 2017** to **23 April 2020.**

B. Further period of **three (3)** years from **24 April 2020** to 23 **April 2023.**

C. Maximum period of tenancy under this lease and permitted renewals: **ten (10) years and eight (8) months.**

D. First day option for renewal can be exercised: **23 July 2019/2022 – (9 months prior).**

E. Last day option for renewal can be exercised: **23 October 2019/2022 – (6 months prior).**

Item 13 (cl 5)

A. Rent

For the lease period:

From the commencement date to the first rent review date: **$ 122,400.00** a year by monthly instalments of **$10,200 Plus GST**.

Afterwards: At the new yearly rent beginning on each review date by monthly instalments of one twelfth of the new year rent **Plus 3.5%.**

For the further period in item 12A: From the commencement date to the first rent review date: (for example: Current market rent) — **Current market rent**

Afterwards: At the new yearly rent beginning on each review date by monthly instalments of one twelfth of the new year rent **plus 3.5%.**

Item 19 (cl 16) **Bank Guarantee**

Four (4) month's rent increased by the rate of GST (expressed as a percentage) applicable from time to time.

Item 20 (cl 17) **Security Deposit**

Not Applicable

Details of strata manager / secretary of the owners corporation (if applicable)

The following alterations and additions are to be made to the Lease Covenants in Annexure B:

Clause 19 Add a new Clause 2.5 as follows:

"The parties acknowledge this is a Sublease and where applicable, reference in this Annexure B to "Lessor" shall mean "Sublessor" and reference to "Lessee" shall mean "Sublessee".

Clause 20 Amend clause 5.1.5 by adding the following words to the end of the said clause:

"AND FURTHER that at monthly intervals after such moneys shall fall due for payment the amount of interest thereon under this clause shall be added to and become part of the principal of such moneys bearing interest under this clause AND the lessor shall be entitled to recover such interest from the lessee as if such interest were rent in arrears and nothing contained in this clause shall be deemed to restrict or limit or prejudice any right power or remedy of the lessor to recover such moneys."

Clause 21 Add a new Clause 6.3.7 as follows:

"6.3.7 store any combustible or inflammable or any dangerous chemicals or fluids of any kind on the demised premises".

Clause 22 Add a new Clause 6.3.8 as follows:

"6.3.8 permit any person or persons including its employees to smoke whilst in any part of the demised premises and in any common areas corridors or passages of the building".

Clause 23 Add a new clause 6.3.9 as follows:

"6.3.9 do any decorating that involves marking, defacing or painting any part of the premises, without the written consent of the lessor".

Clause 24 Add a new clause 6.3.10 as follows:

"6.3.10 put anything down any sink, toilet or drain which is likely to cause obstruction or damage".

Clause 25 Add a new clause 6.3.11 as follows:

"6.3.11 keep any animals or birds on the premises, without the written consent of the lessor".

Clause 26 Add a new clause 6.3.12 as follows:

Clause 33 Indemnity

33.1 Notwithstanding anything contained or implied in this lease the lessee covenants with the lessor to indemnify and at all times hereafter keep indemnified the lessor from and against all actions, claims, demands, losses, damages, costs and expenses for which the lessor shall or may be or become liable or which the lessor shall or may incur in respect of or arising from:

(a) any failure by the lessee or by any sub-lessee or assignee of the lessee to perform and observe the covenants, conditions and provisions herein contained or implied and on the part of the lessee to be performed and observed;

(b) any damage to any partition furniture fixtures fittings goods stock chattels equipment machinery or effects or property of any kind whatsoever whether of the lessee or of any other person at any time upon in or about the demised premises arising from the overflow of water supply sewerage or rain water which may leak into, flow into or issue into the demised premises or any part of the building of which the demised premises form part of or from any pipe or gutter attached to or connected with the same;

(c) the negligent use misuse waste or abuse by the lessee or any person claiming under it or by any agent, contractor, employee, invitee or licensee of the lessee or of any such person of the water, gas, electricity and other services and facilities of and to the demised premises and the building;

(d) any loss damage or injury from any cause whatsoever to property or person within or without the demised premises or the building caused or contributed to by any act, omission, neglect, breach or default of or by the lessee or any person claiming under it or by any agent, contractor, employee, invitee or licensee of the lessee or of any such person;

(e) loss, damage or injury from any cause whatsoever to property or person caused or contributed to by the use of the demised premises by the lessee or any servants, agents, sub-lessees or other persons as aforesaid;

Save where caused by the wilful or negligent act of the Lessor, its servants, agents or employees.

Clause 34 Holding over

34.1 Subject to Clause 12.4 if the lessee continues to occupy the Property Leased after the Term with the lessor's consent then:

(a) the lessee occupies the Property Leased under a monthly tenancy which either party may end by giving one months' notice expiring on any day; and

(b) this tenancy will be on the same terms as this Lease so far as they apply to a periodic tenancy with the Rent being the Rent payable immediately prior to the Terminating Date as provided in this Lease except that the lessor may prior to the Terminating Date or subsequently on one months' notice vary the Rent.

(c) the lessee is not entitled to occupy the Property Leased after the seventh (7) day before the expiry of the Head Lease.

Clause 35 Head Lease

35.1 **Warranty**

The lessee warrants to the lessor that it has:

(a) been provided with a copy of the Head Lease; and

(b) read and understands the terms contained in the Head Lease.

35.2 **Breach**

The lessee will not do or commit or suffer to be done any act matter or thing which would constitute a breach of any of the covenants of the Lessor contained in the Head Lease.

35.3 **Indemnity**

36.2 The lessor will obtain all necessary approvals and consents in connection with the lessor's Works.

Clause 37 Lessee's Works

37.1 The lessee will not make alterations or additions to the Property or install or alter any partitioning without the lessor's prior written approval and in seeking the lessor's approval the lessee will submit reasonably detailed plans and specifications of the proposed work.

37.2 The lessor may require as a condition of its approval given, pursuant to clause 37.1 above that:

(a) any such work will be supervised by a person nominated by the lessor;

(b) any such work will be executed by contractors or tradesmen as are approved by the lessor;

(c) the lessee pays on demand all reasonable costs incurred by the Lessor in considering the proposed works, and their supervision including the fees of architects or other building consultants employed by the lessor;

(d) the lessee will obtain from any relevant authority all necessary approvals or permits necessary to enable such proposed work to be lawfully effected and will on request by the lessor produce for inspection to the lessor copies of all such approvals and permits from any such competent authority;

(e) upon completion of the works the lessee will produce to the lessor any certificates of compliance issued by any such competent authority;

(f) the lessee will reimburse the Lessor any cost or expense as may be incurred by the lessor as a result of the installation operation or removal of any such equipment fixture fitting or machinery.

37.3 The lessee must take every reasonable measure to ensure that the lessee's works cause minimal disruption to the other tenants' occupation and enjoyment of the adjoining properties in the Building.

Clause 38 Rent Free Period

38.1 Notwithstanding any other provision of this Lease, the lessee will not be obliged to pay rent in respect of the period from the Commencement Date up to and including the 1st day of December 2012 ('Rent Free Period'). The lessee acknowledges that it will be liable to continue to pay all outgoings and other monies due under this Lease during the Rent Free Period.

38.2 The Rent Free Period shall not be taken into consideration in any market review.

38.3 The lessor and lessee agree that if this Lease is terminated before the Terminating Date because of the lessee's default, the lessee will pay to the Lessor an amount equal to the Rent Free Period. The lessee agrees that the repayment of the Rent Free Period is a genuine pre-estimate of the lessor's loss arising from early termination in relation to payment of the Rent Free Period.

Clause 39 Car parking

39.1 The lessor grants to the lessee a non exclusive licence to park three (3) cars in spaces to be designated by the lessor from time to time ('Car Spaces').

39.2 The lessee and persons under the lessee's control shall park in the Car Spaces at their own risk and the lessor and its servants and agents (except to the extent of any act of the Lessor or anyone claiming for the lessor) shall not in any way whatsoever be liable or responsible for and each is hereby released from and indemnified against any responsibility for any loss, damage, injury or death which may be sustained or suffered by the lessee or persons under the lessee's control in or arising out of the exercise of the powers and authorities hereby conferred and the lessor its servants and agents shall not in any way whatsoever be liable or responsible for and all are hereby released from and indemnified against any responsibility for any loss of or damage or injury sustained by any motor vehicle while it is on the land or parked in the Car Spaces or for any loss of any

ANNEXURE B

Lessor: Bendon Pty Limited
Lessee: Body Science International Pty Limited

This annexure consists of 13 pages.

NOTE: Any alterations and additions to Lease Covenants in Annexure B **must** be made by additional clauses in Annexure A. The printed clauses in Annexure B are to remain in their copyright form without alteration.

CONTENTS

RETAIL LEASE CERTIFICATE

If section 16 of the *Retail Leases Act 1994* applies to this lease, and the term plus any further terms are less than 5 years (subject to section 16(4)), the term will be extended unless a section 16(3) certificate is given. Sections 16(1) and (2) provide –

16(1) The term for which a retail shop lease is entered into, together with any further term or terms provided for by any agreement or option for the acquisition by the lessee of a further term as an extension or renewal of the lease, must not be less than 5 years. An agreement or option is not taken into account if it was entered into or conferred after the lease was entered into.

16(2) If a lease is entered into in contravention of this section, the validity of the lease is not thereby affected but the term of the lease is extended by such period as may be necessary to prevent the lease contravening this section.

I certify that:

- I am a solicitor not acting for the lessor;
- Before (or within 6 months after) the lessee entered into this lease –
  - the lessee requested me to give this certificate; and
  - I explained to the lessee the effect of sections 16(1) and (2), and that the giving of this certificate would result in section 16 not applying to this lease.

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Date

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Signature

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NAME (BLOCK LETTERS)

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λ JDN

4.6 A new lease will be the same as this lease except for –

- 4.6.1 the new rent;
- 4.6.2 the commencement date and the termination date;
- 4.6.3 the omission of clauses 4.2, 4.3, 4.4, 4.5 and 4.6 and items 12A and 12B in the schedule in the last lease allowed in item 12 in the schedule;
- 4.6.4 item 12B becoming item 12A;
- 4.6.5 adjustment of item 12C in the schedule; and
- 4.6.6 adjustment of items 12D and 12E in the schedule. The number of days between the dates stated in items 12D and 12E in the schedule of the new lease and the termination date of the new lease and the number of days between each date stated in items 12D and 12E in the schedule of this lease and the termination date of this lease are to correspond.

If the new rent is to be current market rent it will be decided in the same way that current market rent is to be decided under Method 3 stated in clause 5 assuming that this lease and the new lease were one continuous lease and the commencement date of the new lease was a rent review date.

CLAUSE 5 MONEY

What money must the lessee pay?

5.1 The lessee must pay to the lessor or as the lessor directs –

- 5.1.1 the rent stated in item 13A in the schedule;
- 5.1.2 the share stated in item 14A in the schedule of those outgoings stated in item 14B in the schedule;
- 5.1.3 the reasonable cost to the lessor of remedying a default by the lessee;
- 5.1.4 the reasonable cost to the lessor of dealing with any application by the lessee for the lessor's consent under this lease (whether or not it is given);
- 5.1.5 interest on those moneys at the rate stated in item 15 in the schedule when payment is more than 14 days overdue, calculated from the due date to the date of payment;
- 5.1.6 registration fee for registration of this lease at Land and Property Information NSW (payable on delivery to the lessor's solicitor of the executed lease);
- 5.1.7 stamp duty on this lease (payable on delivery to the lessor's solicitor of the executed lease) if not previously paid by the lessee to the Office of State Revenue;
- 5.1.8 if the lessee defaults, the lessor's reasonable legal costs relating to the default;
- 5.1.9 the lessor's reasonable costs and expenses in connection with the preparation of this lease but only that part of those costs and expenses which are permitted to be recovered by a lessor under section 14 and section 45 of the *Retail Leases Act, 1994*; and
- 5.1.10 GST as provided for in clause 15.

5.2 The first month's instalment of rent is to be paid by the commencement date. Each later month's instalment of rent is to be paid in advance.

5.3 A payment under clause 5.1.2 must be paid on the next rent day after a request for payment is made by the lessor.

A request for payment can be made –

- 5.3.1 after the lessor has paid an outgoing; or
- 5.3.2 after the lessor has received an assessment or account for payment of an outgoing.

If item 14B in the schedule refers to land tax –

- if the property is a strata lot, the relevant land tax is land tax on that lot;
- if the property is not a strata lot but is part of a building, the relevant land tax is land tax on the land on which the building is situated, plus any land of the lessor used or available for use by or for the benefit of lessees conducting business in the building or in connection with trading in the building; and
- in either case, the land tax must be calculated as if the land was the only land owned by the lessor and there was no special trust or non-concessional company involved.

5.13 The lessor or the lessee can inform the other in writing at least 60 days before the rent review date of the rent that the lessor or lessee thinks will be the current market rent at the review date.

5.14 If the lessor and the lessee agree on a new rent then that rent will be the new rent beginning on the rent review date and the lessor and the lessee must sign a statement saying so.

5.15 If the lessor and the lessee do not agree on the amount of the new rent 30 days before the rent review date, the current market rent will be decided by a valuer appointed under clause 5.16.

5.16

5.16.1 Unless 5.16.2 applies the lessor and the lessee can either agree upon a valuer or can ask the President of the Law Society of New South Wales to nominate a person who is a licensed valuer to decide the current market rent.

5.16.2 Where the property is a retail shop, the valuer appointed must be a specialist retail valuer appointed by agreement of the parties or, failing agreement, by the Administrative Decisions Tribunal.

5.17 The valuer will act as an expert not an arbitrator. The lessor and the lessee can each make submissions in writing to the valuer within 14 days after they receive notice of the valuer's appointment but not later unless the valuer agrees.

5.18 The valuer's decision is final and binding. The valuer must state how the decision was reached.

5.19 If the valuer

5.19.1 does not accept the nomination to act; or
5.19.2 does not decide the current market rent within 1 month after accepting the nomination; or
5.19.3 becomes incapacitated or dies; or
5.19.4 resigns,

then another valuer is to be appointed in the same way.

5.20 The lessor and lessee must each pay half the valuer's costs.

5.21 If the lessor and lessee do not agree upon a valuer and neither asks for a valuer to be nominated before –

5.21.1 the next rent review date passes; or
5.21.2 this lease ends without the lessee renewing it; or
5.21.3 this lease is transferred after the rent review date with the lessor's consent; or
5.21.4 the property is transferred after the rent review date

then the rent will not change on that rent review date.

CLAUSE 6 USE

How must the property be used?

6.1 The lessee must –

6.1.1 use the property for the purpose stated in item 17 in the schedule and not for any other purpose;
6.1.2 open for business at times usual for a business of the kind conducted by the lessee;
6.1.3 keep the property clean and dispose of waste properly; and
6.1.4 comply with all laws relating to strata schemes and all other laws regulating how the property is used, obtain any consents or licences needed, comply with any conditions of consent, and keep current any licences or registrations needed for the use of the property or for the conduct of the lessee's business there.
6.1.5 where the property is a lot in a strata scheme:
6.1.5.1 use the lessor's common property only in connection with the use of the property;
6.1.5.2 co-operate with all other permitted users of the common property;
6.1.5.3 comply with so many of the provisions of the *Strata Schemes Management Act 1996* and the *Strata Schemes (Freehold Development) Act 1973* and the by-laws and all lawful orders, motions and directives under these Acts as may be applicable to the exercise of the lessee's rights and obligations under this lease.

7.6 The lessee must not make any structural alterations to the property. Any other alterations require the lessor's consent in writing (but the lessor cannot withhold consent unreasonably).

CLAUSE 8 INSURANCE AND DAMAGE

What insurances must the lessee take out?

8.1 The lessee must keep current an insurance policy covering –

8.1.1 liability to the public in an amount not less than the amount stated in item 18 in the schedule (for each accident or event); and

8.1.2 damage or destruction from any cause to all plate glass in the windows and other portions of the property

and must produce to the lessor, upon request, the policy and the receipt for the last premium.

What happens if the property is damaged?

8.2 If the property or the building of which it is part is damaged (a term which includes destroyed) –

8.2.1 the lessee is not liable to pay rent, or any amount payable to the lessor in respect of outgoings and other charges, that is attributable to any period during which the property cannot be used under this lease or is inaccessible due to that damage;

8.2.2 if the property is still useable under this lease but its useability is diminished due to the damage, the lessee's liability for rent and any amount in respect of outgoings attributable to any period during which useability is diminished is reduced in proportion to the reduction in useability caused by the damage;

8.2.3 if the lessor notifies the lessee in writing that the lessor considers that the damage is such as to make its repair impracticable or undesirable, the lessor or the lessee can terminate this lease by giving not less than 7 days notice in writing of termination to the other and no compensation is payable in respect of that termination;

8.2.4 if the lessor fails to repair the damage within a reasonable time after the lessee requests the lessor to do so the lessee can terminate this lease by giving not less than 7 days notice in writing of termination to the lessor; and

8.2.5 nothing in clause 8.2 affects any right of the lessor to recover damages from the lessee in respect of any damage or destruction to which the clause applies.

CLAUSE 9 ACCESS

What are the lessor's rights of access to the property?

9.1 The lessee must give the lessor (or anyone authorised in writing by the lessor) access to the property at any reasonable time for the purpose of –

9.1.1 inspecting the condition of the property, or how it is being used; or

9.1.2 doing anything that the lessor can or must do under this lease or must do by law; or

9.1.3 viewing the property as a valuer, prospective buyer or mortgagee; or

9.1.4 fixing a notice in a reasonable position on the outside of the property saying that it is for sale; or

9.1.5 viewing the property as a prospective lessee not earlier than 6 months before the lease period ends; or

9.1.6 fixing a notice not earlier than 6 months before the lease period ends in a reasonable position on the outside of the property saying that it is to let; or

9.1.7 inspecting, cleaning or repairing another property or any services to another property.

9.2 The lessor must give the lessee at least 2 days written notice for access (except in an emergency). The day of the giving of the notice and any Saturday, Sunday or public holiday on which the property is not open for business are not counted.

9.3 The lessor must promptly make good any damage caused to the property and to any of the lessee's belongings which results from exercising these rights.

9.4 The lessee must give to the lessor a copy of any notice relating to the property or relating to any neighbouring property immediately after receiving the notice.

11.4 Where registration is necessary for the validity of this lease, the lessor must ensure that this lease is registered.

11.5 If a consent is needed for this lease, from someone such as a mortgagee or head lessor of the property, then the lessor must get the consent.

CLAUSE 12 FORFEITURE AND END OF LEASE

When does this lease end?

12.1 This lease ends –

12.1.1 on the date stated in item 3 in the schedule; or
12.1.2 if the lessor lawfully enters and takes possession of any part of the property; or
12.1.3 if the lessor lawfully demands possession of the property.

12.2 The lessor can enter and take possession of the property or demand possession of the property if –

12.2.1 the lessee has repudiated this lease; or
12.2.2 rent or any other money due under this lease is 14 days overdue for payment; or
12.2.3 the lessee has failed to comply with a lessor's notice under section 129 of the *Conveyancing Act 1919*; or
12.2.4 the lessee has not complied with any term of this lease where a lessor's notice is not required under section 129 of the *Conveyancing Act 1919* and the lessor has given at least 14 days written notice of the lessor's intention to end this lease.

12.3 When this lease ends, unless the lessee becomes a lessee of the property under a new lease the lessee must –

12.3.1 return the property to the lessor in the state and condition that this lease requires the lessee to keep it in; and
12.3.2 have removed any goods and anything that the lessee fixed to the property and have made good any damage caused by the removal.

Anything not removed becomes the property of the lessor who can keep it or remove and dispose of it and charge to the lessee the cost of removal, making good and disposal.

12.4 If the lessor allows the lessee to continue to occupy the property after the end of the lease period (other than under a new lease) then –

12.4.1 the lessee becomes a monthly lessee and must go on paying the same rent and other money in the same way that the lessee had to do under this lease just before the lease period ended (apportioned and payable monthly);
12.4.2 the monthly tenancy will be on the same terms as this lease, except for –
- clause 4;
- clauses 5.4 to 5.21 inclusive; and
- clause 6.2 unless consent has previously been given;

12.4.3 either the lessor or the lessee can end the monthly tenancy by giving, at any time, 1 month written notice to the other expiring on any date; and
12.4.4 anything that the lessee must do by the end of this lease must be done by the end of the monthly tenancy.

12.5 Essential terms of this lease include –

12.5.1 the obligation to pay rent not later than 14 days after the due date for payment of each periodic instalment (and this obligation stays essential even if the lessor, from time to time, accepted late payment);
12.5.2 the obligations of the lessee in clause 5.1.2 (dealing with outgoings);
12.5.3 the obligations of the lessee in clause 6.1 (dealing with use);
12.5.4 the obligations of the lessee in clause 7 (dealing with repairs);
12.5.5 the obligations of the lessee in clause 10 (dealing with transfer and sub-lease); and
12.5.6 the obligations of the lessee in clause 15 (dealing with GST).

CLAUSE 15 GOODS AND SERVICES TAX

Unless item 13B in the schedule has been completed in a way that indicates that this clause is not to apply:

15.1 As consideration in whole or in part for a taxable supply the person receiving the supply must pay to the party making the supply an additional amount equal to the amount of GST payable on the supply.

15.2 To the extent that the lessee is required to reimburse the lessor in whole or in part for outgoings incurred by the lessor, for the purposes of this lease the amount of the outgoings must be reduced by the amount of any credit or refund of GST to which the lessor is entitled as a result of incurring outgoings.

15.3 Outgoings in item 14B in the schedule are to be calculated after deducting any input tax credit to which the lessor is entitled.

15.4 For the purposes of this lease GST means a tax in the nature of a supply of goods and services tax levied or imposed by the Commonwealth of Australia.

CLAUSE 16 BANK GUARANTEE

16.1 If a number of months appears in item 19 in the schedule, clauses 16.2 to 16.5 apply.

16.2 On or before the commencement date of this lease the lessee will deliver to the lessor a guarantee by a bank trading in the State of New South Wales in the form of an unconditional and irrevocable undertaking to pay drawn in favour of the lessor (unlimited as to time) in a form acceptable to the lessor and for an amount equivalent to the number of months referred to in item 19 in the schedule.

16.3 The lessor is entitled to claim under the guarantee an amount equal to any moneys due but unpaid by the lessee to the lessor under this lease.

16.4 The lessee agrees to vary the amount of the guarantee immediately upon each rent review so that the amount at all times represents the equivalent of the number of months referred to in the schedule.

16.5 The lessor will deliver the guarantee (or so much of it as is then held by the lessor) to the lessee on the last of:

16.5.1 the terminating date of this lease;
16.5.2 the expiry date of any holding over under this lease; and
16.5.3 the date that the lessee has no further obligations under this lease or at law.

CLAUSE 17 SECURITY DEPOSIT

17.1 If an amount or a number of months appears in item 20 in the schedule, clauses 17.2 to 17.6 apply.

17.2 On or before the commencement date of this lease the lessee will deliver the security deposit to the lessor.

17.3 The lessor is entitled to deduct from the security deposit an amount equal to any monies due but unpaid by the lessee to the lessor under this lease.

17.4 Where the property is a retail shop, the security deposit will be held in accordance with Section 16C of the *Retail Leases Act 1994*. The lessee will not make an application to the Director General seeking the return of the security deposit (or so much of it as is then held by the Director General) until the later of:

17.4.1 the terminating date of this lease;
17.4.2 the expiry date of any holding over under this lease; and
17.4.3 the date that the lessee has no further obligations under this lease or at law.

17.5 Where the property is other than a retail shop the security deposit (or so much of it as is then held by the lessor) will be returned to the lessee on the later of the dates as specified in clause 17.4.

17.6 The lessee agrees to vary the amount of the security deposit immediately upon each rent review so that it represents the equivalent of the number of months referred to in the schedule.

CLAUSE 18. STRATA CONVERSION

18.1 "Owners corporation", "owner", "strata scheme", "lot" and "parcel" where used in this lease have the meanings given under the *Strata Schemes Management Act 1996* and the *Strata Schemes (Freehold Development) Act 1973*.

IMPORTANT NOTES

The following notes are for guidance and do not form part of this lease.

If you are a lessor, a solicitor will prepare this lease for you.

If you are a lessee, a solicitor can advise you about it.

1. This document creates legal rights and legal obligations.
2. Failure to register a lease can have serious consequences.
3. If an option for renewal is not exercised at the right time it will be lost.
4. The lessee can exercise an option for renewal even if there has been a breach of this lease in a case where section 133E of the *Conveyancing Act 1919* applies. The lessor must give a prescribed notice within 14 days after the option is exercised if the lessor wants to rely on the breach to prevent the exercise of the option.
5. The Law Society of New South Wales is not to be responsible for any loss resulting from the use of this lease as printed whether authorised or not.

X JDN

I certify that this and the preceding twelve pages are in exactly the same wording as Annexure B of the copyright Law Society Lease.

Solicitor for the lessor

Form: 07SL
Release: 4·0

SUBLEASE

New South Wales
Real Property Act 1900

Leave this space clear. Affix additional pages to the top left-hand corner.

PRIVACY NOTE: Section 31B of the Real Property Act 1900 (RP Act) authorises the Registrar General to collect the information required by this form for the establishment and maintenance of the Real Property Act Register. Section 96B RP Act requires that the Register is made available to any person for search upon payment of a fee, if any.

STAMP DUTY Office of State Revenue use only

(A) **HEAD LEASE** AG694722

(B) **TORRENS TITLE** Property leased

Shop 1, Building 7, Unit C and D, 41-43 Bourke Road Alexandria approximately 120 square metres.

(C) **LODGED BY**

Document Collection Box	Name, Address or DX, Telephone, and Customer Account Number if any Reference:	CODE **SL**

(D) **SUBLESSOR** Bendon Pty Limited ACN 001 222 064

The sublessor leases to the sublessee the property referred to above.

(E) Encumbrances (if applicable): N/A

(F) **SUBLESSEE** Bendon Retail Pty Limited ACN 149 125 388

(G) **TENANCY:**

(H) 1. **TERM** 2 years

2. **COMMENCING DATE** 1 May 2012

3. **TERMINATING DATE** 30 April 2014

4. With an **OPTION TO RENEW** for a period of N.A.
set out in clause N.A. of N.A.

5. Together with and reserving the **RIGHTS** set out in clause No. N.A. of N.A.

6. Incorporates the provisions or additional material set out in **ANNEXURE(S)** A & B hereto.

7. Incorporates the provisions set out in N.A.
No. N.A.

8. The **RENT** is set out in item No. 13 of Annexure A

ALL HANDWRITING MUST BE IN BLOCK CAPITALS.
1203

ANNEXURE A **SEE A SOLICITOR ABOUT THIS LEASE**

Sublessor: Bendon Pty Limited

Sublessee: Bendon Retail Pty Limited

This annexure consists of 6 pages

NOTE: Any alterations and additions to Lease Covenants in Annexure B **must** be made by additional clauses in Annexure A. The printed clauses in Annexure B are to remain in their copyright form without alteration.

SCHEDULE OF ITEMS (continued)

Item 10 (cls 2.3, 13.1) (cl 13.7)	**A.**	**The guarantor: Not Applicable**
	B.	**Limit of guarantor's liability: Not Applicable**
Item 11 (cl 3)		**Additional leased property - None**
Item 12 (cl 4)		**Option to renew– Not Applicable**
	~~A.~~	~~Further period of years from to~~
	~~B.~~	~~Further period of years from to~~
	~~C.~~	~~Maximum period of tenancy under this lease and permitted renewals: years~~
	~~D.~~	~~First day option for renewal can be exercised:~~
	~~E.~~	~~Last day option for renewal can be exercised:~~
Item 13 (cl 5)	**A.**	**Rent**

For the lease period:

From the commencement date to the first rent review date:	**$ 59,360.00** a year by monthly instalments of **$4,946.66 Plus GST.**
Afterwards:	At the new yearly rent beginning on each review date by monthly instalments of one twelfth of the new year rent **Plus 3%.**
For the further period in item 12A: ~~From the commencement date to the first rent review date: (for example: Current market rent)~~	**Not Applicable**
~~Afterwards:~~	~~At the new yearly rent beginning on each review date by monthly instalments of one twelfth of the new year rent.~~

JDR

JUSTIN DAVIS RICE
BENDON PTY LIMITED, DIRECTOR

Don Alexander Stanway
Solicitor
Auckland

JDR

JUSTIN DAVIS-RICE
BENDON RETAIL PTY LIMITED, DIRECTOR

Don Alexander Stanway
Solicitor
Auckland

Item 19 (cl 16)	**Bank Guarantee**	
		Not Applicable
Item 20 (cl 17)	**Security Deposit**	
		Not Applicable

Details of strata manager / secretary of the owners corporation (if applicable)

The following alterations and additions are to be made to the Lease Covenants in Annexure B:

Clause 19 Add a new Clause 2.5 as follows:

"The parties acknowledge this is a Sublease and where applicable, reference in this Annexure B to "Lessor" shall mean "Sublessor" and reference to "Lessee" shall mean "Sublessee".

Clause 20 Amend clause 5.1.5 by adding the following words to the end of the said clause:

"AND FURTHER that at monthly intervals after such moneys shall fall due for payment the amount of interest thereon under this clause shall be added to and become part of the principal of such moneys bearing interest under this clause AND the lessor shall be entitled to recover such interest from the lessee as if such interest were rent in arrears and nothing contained in this clause shall be deemed to restrict or limit or prejudice any right power or remedy of the lessor to recover such moneys."

Clause 21 Add a new Clause 6.3.7 as follows:

"6.3.7 store any combustible or inflammable or any dangerous chemicals or fluids of any kind on the demised premises".

Clause 22 Add a new Clause 6.3.8 as follows:

"6.3.8 permit any person or persons including its employees to smoke whilst in any part of the demised premises and in any common areas corridors or passages of the building".

Clause 23 Add a new clause 6.3.9 as follows:

"6.3.9 do any decorating that involves marking, defacing or painting any part of the premises, without the written consent of the lessor".

Clause 24 Add a new clause 6.3.10 as follows:

"6.3.10 put anything down any sink, toilet or drain which is likely to cause obstruction or damage".

Clause 25 Add a new clause 6.3.11 as follows:

"6.3.11 keep any animals or birds on the premises, without the written consent of the lessor".

Clause 26 Add a new clause 6.3.12 as follows:

"6.3.12 obstruct or interfere with the rights of other occupiers or in any way injure or annoy them or conflict with the regulations of any public authority or with the terms of any insurance policy upon the building or its contents.

....
....
....

(a) any failure by the lessee or by any sub-lessee or assignee of the lessee to perform and observe the covenants, conditions and provisions herein contained or implied and on the part of the lessee to be performed and observed;

(b) any damage to any partition furniture fixtures fittings goods stock chattels equipment machinery or effects or property of any kind whatsoever whether of the lessee or of any other person at any time upon in or about the demised premises arising from the overflow of water supply sewerage or rain water which may leak into, flow into or issue into the demised premises or any part of the building of which the demised premises form part of or from any pipe or gutter attached to or connected with the same;

(c) the negligent use misuse waste or abuse by the lessee or any person claiming under it or by any agent, contractor, employee, invitee or licensee of the lessee or of any such person of the water, gas, electricity and other services and facilities of and to the demised premises and the building;

(d) any loss damage or injury from any cause whatsoever to property or person within or without the demised premises or the building caused or contributed to by any act, omission, neglect, breach or default of or by the lessee or any person claiming under it or by any agent, contractor, employee, invitee or licensee of the lessee or of any such person;

(e) loss, damage or injury from any cause whatsoever to property or person caused or contributed to by the use of the demised premises by the lessee or any servants, agents, sub-lessees or other persons as aforesaid.

Clause 33 Holding over

33.1 Subject to Clause 12.4 if the Lessee continues to occupy the Property Leased after the Term with the Lessor's consent then:

(a) the Lessee occupies the Property Leased under a monthly tenancy which either party may end by giving one months' notice expiring on any day; and

(b) this tenancy will be on the same terms as this Lease so far as they apply to a periodic tenancy with the Rent being the Rent payable immediately prior to the Terminating Date as provided in this Lease except that the Lessor may prior to the Terminating Date or subsequently on one months' notice vary the Rent.

(c) the Lessee is not entitled to occupy the Property Leased after the day before the expiry of the Head Lease.

Clause 34 Head Lease

34.1 **Warranty**

The Lessee warrants to the Lessor that it has:

(a) been provided with a copy of the Head Lease; and

(b) read and understands the terms contained in the Head Lease.

34.2 **Breach**

The Lessee will do or commit or suffer to be done any act matter or thing which would constitute a breach of any of the covenants of the Lessor contained in the Head Lease.

34.3 **Indemnity**

The Lessee indemnifies and will keep the Lessor indemnified from and against all damages which may be recovered or made against the Lessor as a consequence or in connection with the Lessee's breach of clauses 34.1 and 34.2.

34.4 **Terms of Head Lease**

If there is any inconsistency between the terms of this Lease and the terms of the Head Lease then the terms of the Head Lease prevail to the extent of that inconsistency.

34.5 **Approval and consent**

(a) The Lessee will obtain the consent or approval of the Head Lessor in addition to the consent of the Lessor wherever the consent or approval of the Lessor is required under this Sub Lease.

....
....
....

ANNEXURE B

SEE A SOLICITOR ABOUT THIS LEASE

Lessor: Bendon Pty Limited ACN 001 222 064

Lessee: Bendon Retail Pty Limited ACN 149 125 388.

This annexure consists of 13 pages.

NOTE: Any alterations and additions to Lease Covenants in Annexure B **must** be made by additional clauses in Annexure A. The printed clauses in Annexure B are to remain in their copyright form without alteration.

CONTENTS

RETAIL LEASE CERTIFICATE

If section 16 of the *Retail Leases Act 1994* applies to this lease, and the term plus any further terms are less than 5 years (subject to section 16(4)), the term will be extended unless a section 16(3) certificate is given. Sections 16(1) and (2) provide –

16(1) The term for which a retail shop lease is entered into, together with any further term or terms provided for by any agreement or option for the acquisition by the lessee of a further term as an extension or renewal of the lease, must not be less than 5 years. An agreement or option is not taken into account if it was entered into or conferred after the lease was entered into.

16(2) If a lease is entered into in contravention of this section, the validity of the lease is not thereby affected but the term of the lease is extended by such period as may be necessary to prevent the lease contravening this section.

I certify that:

- I am a solicitor not acting for the lessor;
- Before (or within 6 months after) the lessee entered into this lease – JUSTIN DAVIS - RICE A DIRECTOR OF
  – the lessee requested me to give this certificate; and
  – I explained to ~~the lessee~~ JUSTIN DAVIS-RICE the effect of sections 16(1) and (2), and that the giving of this certificate would result in section 16 not applying to this lease.

24 OCTOBER 2012
Date

JUSTIN DAVIS-RICE
BENDON PTY LIMITED, DIRECTOR

[signature]
Don Alexander Stanway
Solicitor
Auckland

[signature]
Signature

PETER KENNEDY, COURT SOLICITOR SYDNEY.
NAME (BLOCK LETTERS)

JUSTIN DAVIS-RICE
BENDON RETAIL PTY LIMITED, DIRECTOR

[signature]
Don Alexander Stanway
Solicitor
Auckland

4.6 A new lease will be the same as this lease except for –

4.6.1 the new rent;
4.6.2 the commencement date and the termination date;
4.6.3 the omission of clauses 4.2, 4.3, 4.4, 4.5 and 4.6 and items 12A and 12B in the schedule in the last lease allowed in item 12 in the schedule;
4.6.4 item 12B becoming item 12A;
4.6.5 adjustment of item 12C in the schedule; and
4.6.6 adjustment of items 12D and 12E in the schedule. The number of days between the dates stated in items 12D and 12E in the schedule of the new lease and the termination date of the new lease and the number of days between each date stated in items 12D and 12E in the schedule of this lease and the termination date of this lease are to correspond.

If the new rent is to be current market rent it will be decided in the same way that current market rent is to be decided under Method 3 stated in clause 5 assuming that this lease and the new lease were one continuous lease and the commencement date of the new lease was a rent review date.

CLAUSE 5 MONEY

What money must the lessee pay?

5.1 The lessee must pay to the lessor or as the lessor directs –

5.1.1 the rent stated in item 13A in the schedule;
5.1.2 the share stated in item 14A in the schedule of those outgoings stated in item 14B in the schedule;
5.1.3 the reasonable cost to the lessor of remedying a default by the lessee;
5.1.4 the reasonable cost to the lessor of dealing with any application by the lessee for the lessor's consent under this lease (whether or not it is given);
5.1.5 interest on these moneys at the rate stated in item 15 in the schedule when payment is more than 14 days overdue, calculated from the due date to the date of payment;
5.1.6 registration fee for registration of this lease at Land and Property Information NSW (payable on delivery to the lessor's solicitor of the executed lease);
5.1.7 stamp duty on this lease (payable on delivery to the lessor's solicitor of the executed lease) if not previously paid by the lessee to the Office of State Revenue;
5.1.8 if the lessee defaults, the lessor's reasonable legal costs relating to the default;
5.1.9 the lessor's reasonable costs and expenses in connection with the preparation of this lease but only that part of those costs and expenses which are permitted to be recovered by a lessor under section 14 and section 45 of the *Retail Leases Act, 1994*; and
5.1.10 GST as provided for in clause 15.

5.2 The first month's instalment of rent is to be paid by the commencement date. Each later month's instalment of rent is to be paid in advance.

5.3 A payment under clause 5.1.2 must be paid on the next rent day after a request for payment is made by the lessor.

A request for payment can be made –

5.3.1 after the lessor has paid an outgoing; or
5.3.2 after the lessor has received an assessment or account for payment of an outgoing.

If item 14B in the schedule refers to land tax –

- if the property is a strata lot, the relevant land tax is land tax on that lot;
- if the property is not a strata lot but is part of a building, the relevant land tax is land tax on the land on which the building is situated, plus any land of the lessor used or available for use by or for the benefit of lessees conducting business in the building or in connection with trading in the building; and
- in either case, the land tax must be calculated as if the land was the only land owned by the lessor and there was no special trust or non-concessional company involved.

5.13 The lessor or the lessee can inform the other in writing at least 60 days before the rent review date of the rent that the lessor or lessee thinks will be the current market rent at the review date.

5.14 If the lessor and the lessee agree on a new rent then that rent will be the new rent beginning on the rent review date and the lessor and the lessee must sign a statement saying so.

5.15 If the lessor and the lessee do not agree on the amount of the new rent 30 days before the rent review date, the current market rent will be decided by a valuer appointed under clause 5.16.

5.16

5.16.1 Unless 5.16.2 applies the lessor and the lessee can either agree upon a valuer or can ask the President of the Law Society of New South Wales to nominate a person who is a licensed valuer to decide the current market rent.

5.16.2 Where the property is a retail shop, the valuer appointed must be a specialist retail valuer appointed by agreement of the parties or, failing agreement, by the Administrative Decisions Tribunal.

5.17 The valuer will act as an expert not an arbitrator. The lessor and the lessee can each make submissions in writing to the valuer within 14 days after they receive notice of the valuer's appointment but not later unless the valuer agrees.

5.18 The valuer's decision is final and binding. The valuer must state how the decision was reached.

5.19 If the valuer

5.19.1 does not accept the nomination to act; or
5.19.2 does not decide the current market rent within 1 month after accepting the nomination; or
5.19.3 becomes incapacitated or dies; or
5.19.4 resigns,

then another valuer is to be appointed in the same way.

5.20 The lessor and lessee must each pay half the valuer's costs.

5.21 If the lessor and lessee do not agree upon a valuer and neither asks for a valuer to be nominated before –

5.21.1 the next rent review date passes; or
5.21.2 this lease ends without the lessee renewing it; or
5.21.3 this lease is transferred after the rent review date with the lessor's consent; or
5.21.4 the property is transferred after the rent review date

then the rent will not change on that rent review date.

CLAUSE 6 USE

How must the property be used?

6.1 The lessee must –

6.1.1 use the property for the purpose stated in item 17 in the schedule and not for any other purpose;
6.1.2 open for business at times usual for a business of the kind conducted by the lessee;
6.1.3 keep the property clean and dispose of waste properly; and
6.1.4 comply with all laws relating to strata schemes and all other laws regulating how the property is used, obtain any consents or licences needed, comply with any conditions of consent, and keep current any licences or registrations needed for the use of the property or for the conduct of the lessee's business there.
6.1.5 where the property is a lot in a strata scheme:
6.1.5.1 use the lessor's common property only in connection with the use of the property;
6.1.5.2 co-operate with all other permitted users of the common property;
6.1.5.3 comply with so many of the provisions of the *Strata Schemes Management Act 1996* and the *Strata Schemes (Freehold Development) Act 1973* and the by-laws and all lawful orders, motions and directives under these Acts as may be applicable to the exercise of the lessee's rights and obligations under this lease.

7.6 The lessee must not make any structural alterations to the property. Any other alterations require the lessor's consent in writing (but the lessor cannot withhold consent unreasonably).

CLAUSE 8 INSURANCE AND DAMAGE

What insurances must the lessee take out?

8.1 The lessee must keep current an insurance policy covering –

8.1.1 liability to the public in an amount not less than the amount stated in item 18 in the schedule (for each accident or event); and

8.1.2 damage or destruction from any cause to all plate glass in the windows and other portions of the property

and must produce to the lessor, upon request, the policy and the receipt for the last premium.

What happens if the property is damaged?

8.2 If the property or the building of which it is part is damaged (a term which includes destroyed) –

8.2.1 the lessee is not liable to pay rent, or any amount payable to the lessor in respect of outgoings and other charges, that is attributable to any period during which the property cannot be used under this lease or is inaccessible due to that damage;

8.2.2 if the property is still useable under this lease but its useability is diminished due to the damage, the lessee's liability for rent and any amount in respect of outgoings attributable to any period during which useability is diminished is reduced in proportion to the reduction in useability caused by the damage;

8.2.3 if the lessor notifies the lessee in writing that the lessor considers that the damage is such as to make its repair impracticable or undesirable, the lessor or the lessee can terminate this lease by giving not less than 7 days notice in writing of termination to the other and no compensation is payable in respect of that termination;

8.2.4 if the lessor fails to repair the damage within a reasonable time after the lessee requests the lessor to do so the lessee can terminate this lease by giving not less than 7 days notice in writing of termination to the lessor; and

8.2.5 nothing in clause 8.2 affects any right of the lessor to recover damages from the lessee in respect of any damage or destruction to which the clause applies.

CLAUSE 9 ACCESS

What are the lessor's rights of access to the property?

9.1 The lessee must give the lessor (or anyone authorised in writing by the lessor) access to the property at any reasonable time for the purpose of –

9.1.1 inspecting the condition of the property, or how it is being used; or

9.1.2 doing anything that the lessor can or must do under this lease or must do by law; or

9.1.3 viewing the property as a valuer, prospective buyer or mortgagee; or

9.1.4 fixing a notice in a reasonable position on the outside of the property saying that it is for sale; or

9.1.5 viewing the property as a prospective lessee not earlier than 6 months before the lease period ends; or

9.1.6 fixing a notice not earlier than 6 months before the lease period ends in a reasonable position on the outside of the property saying that it is to let; or

9.1.7 inspecting, cleaning or repairing another property or any services to another property.

9.2 The lessor must give the lessee at least 2 days written notice for access (except in an emergency). The day of the giving of the notice and any Saturday, Sunday or public holiday on which the property is not open for business are not counted.

9.3 The lessor must promptly make good any damage caused to the property and to any of the lessee's belongings which results from exercising these rights.

9.4 The lessee must give to the lessor a copy of any notice relating to the property or relating to any neighbouring property immediately after receiving the notice.

11.4 Where registration is necessary for the validity of this lease, the lessor must ensure that this lease is registered.

11.5 If a consent is needed for this lease, from someone such as a mortgagee or head lessor of the property, then the lessor must get the consent.

CLAUSE 12 FORFEITURE AND END OF LEASE

When does this lease end?

12.1 This lease ends –

- 12.1.1 on the date stated in item 3 in the schedule; or
- 12.1.2 if the lessor lawfully enters and takes possession of any part of the property; or
- 12.1.3 if the lessor lawfully demands possession of the property.

12.2 The lessor can enter and take possession of the property or demand possession of the property if –

- 12.2.1 the lessee has repudiated this lease; or
- 12.2.2 rent or any other money due under this lease is 14 days overdue for payment; or
- 12.2.3 the lessee has failed to comply with a lessor's notice under section 129 of the *Conveyancing Act 1919*; or
- 12.2.4 the lessee has not complied with any term of this lease where a lessor's notice is not required under section 129 of the *Conveyancing Act 1919* and the lessor has given at least 14 days written notice of the lessor's intention to end this lease.

12.3 When this lease ends, unless the lessee becomes a lessee of the property under a new lease the lessee must –

- 12.3.1 return the property to the lessor in the state and condition that this lease requires the lessee to keep it in; and
- 12.3.2 have removed any goods and anything that the lessee fixed to the property and have made good any damage caused by the removal.

Anything not removed becomes the property of the lessor who can keep it or remove and dispose of it and charge to the lessee the cost of removal, making good and disposal.

12.4 If the lessor allows the lessee to continue to occupy the property after the end of the lease period (other than under a new lease) then –

- 12.4.1 the lessee becomes a monthly lessee and must go on paying the same rent and other money in the same way that the lessee had to do under this lease just before the lease period ended (apportioned and payable monthly);
- 12.4.2 the monthly tenancy will be on the same terms as this lease, except for –
  - clause 4;
  - clauses 5.4 to 5.21 inclusive; and
  - clause 6.2 unless consent has previously been given;
- 12.4.3 either the lessor or the lessee can end the monthly tenancy by giving, at any time, 1 month written notice to the other expiring on any date; and
- 12.4.4 anything that the lessee must do by the end of this lease must be done by the end of the monthly tenancy.

12.5 Essential terms of this lease include –

- 12.5.1 the obligation to pay rent not later than 14 days after the due date for payment of each periodic instalment (and this obligation stays essential even if the lessor, from time to time, accepted late payment);
- 12.5.2 the obligations of the lessee in clause 5.1.2 (dealing with outgoings);
- 12.5.3 the obligations of the lessee in clause 6.1 (dealing with use);
- 12.5.4 the obligations of the lessee in clause 7 (dealing with repairs);
- 12.5.5 the obligations of the lessee in clause 10 (dealing with transfer and sub-lease); and
- 12.5.6 the obligations of the lessee in clause 15 (dealing with GST).

CLAUSE 15 GOODS AND SERVICES TAX

Unless item 13B in the schedule has been completed in a way that indicates that this clause is not to apply:

15.1 As consideration in whole or in part for a taxable supply the person receiving the supply must pay to the party making the supply an additional amount equal to the amount of GST payable on the supply.

15.2 To the extent that the lessee is required to reimburse the lessor in whole or in part for outgoings incurred by the lessor, for the purposes of this lease the amount of the outgoings must be reduced by the amount of any credit or refund of GST to which the lessor is entitled as a result of incurring outgoings.

15.3 Outgoings in item 14B in the schedule are to be calculated after deducting any input tax credit to which the lessor is entitled.

15.4 For the purposes of this lease GST means a tax in the nature of a supply of goods and services tax levied or imposed by the Commonwealth of Australia.

CLAUSE 16 BANK GUARANTEE

16.1 If a number of months appears in item 19 in the schedule, clauses 16.2 to 16.5 apply.

16.2 On or before the commencement date of this lease the lessee will deliver to the lessor a guarantee by a bank trading in the State of New South Wales in the form of an unconditional and irrevocable undertaking to pay drawn in favour of the lessor (unlimited as to time) in a form acceptable to the lessor and for an amount equivalent to the number of months referred to in item 19 in the schedule.

16.3 The lessor is entitled to claim under the guarantee an amount equal to any moneys due but unpaid by the lessee to the lessor under this lease.

16.4 The lessee agrees to vary the amount of the guarantee immediately upon each rent review so that the amount at all times represents the equivalent of the number of months referred to in the schedule.

16.5 The lessor will deliver the guarantee (or so much of it as is then held by the lessor) to the lessee on the last of:

16.5.1 the terminating date of this lease;
16.5.2 the expiry date of any holding over under this lease; and
16.5.3 the date that the lessee has no further obligations under this lease or at law.

CLAUSE 17 SECURITY DEPOSIT

17.1 If an amount or a number of months appears in item 20 in the schedule, clauses 17.2 to 17.6 apply.

17.2 On or before the commencement date of this lease the lessee will deliver the security deposit to the lessor.

17.3 The lessor is entitled to deduct from the security deposit an amount equal to any monies due but unpaid by the lessee to the lessor under this lease.

17.4 Where the property is a retail shop, the security deposit will be held in accordance with Section 16C of the *Retail Leases Act 1994*. The lessee will not make an application to the Director General seeking the return of the security deposit (or so much of it as is then held by the Director General) until the later of:

17.4.1 the terminating date of this lease;
17.4.2 the expiry date of any holding over under this lease; and
17.4.3 the date that the lessee has no further obligations under this lease or at law.

17.5 Where the property is other than a retail shop the security deposit (or so much of it as is then held by the lessor) will be returned to the lessee on the later of the dates as specified in clause 17.4.

17.6 The lessee agrees to vary the amount of the security deposit immediately upon each rent review so that it represents the equivalent of the number of months referred to in the schedule.

CLAUSE 18. STRATA CONVERSION

18.1 "Owners corporation", "owner", "strata scheme", "lot" and "parcel" where used in this lease have the meanings given under the *Strata Schemes Management Act 1996* and the *Strata Schemes (Freehold Development) Act 1973*.

IMPORTANT NOTES

The following notes are for guidance and do not form part of this lease.

If you are a lessor, a solicitor will prepare this lease for you.

If you are a lessee, a solicitor can advise you about it.

1. This document creates legal rights and legal obligations.
2. Failure to register a lease can have serious consequences.
3. If an option for renewal is not exercised at the right time it will be lost.
4. The lessee can exercise an option for renewal even if there has been a breach of this lease in a case where section 133E of the *Conveyancing Act 1919* applies. The lessor must give a prescribed notice within 14 days after the option is exercised if the lessor wants to rely on the breach to prevent the exercise of the option.
5. The Law Society of New South Wales is not to be responsible for any loss resulting from the use of this lease as printed whether authorised or not.

JUSTIN DAVIS-RICE
BENDON PTY LIMITED, DIRECTOR

Don Alexander Stanway
Solicitor
Auckland

JUSTIN DAVIS-RICE
BENDON RETAIL PTY LIMITED, DIRECTOR

Don Alexander Stanway
Solicitor
Auckland

I certify that this and the preceding twelve pages are in exactly the same wording as Annexure B of the copyright Law Society Lease.

....
Solicitor for the lessor

LAND AND PROPERTY INFORMATION NEW SOUTH WALES - TITLE SEARCH

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FOLIO: 1/135916
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          SEARCH DATE        TIME              EDITION NO    DATE
          -----------        ----              ----------    ----
          1/4/2014           10:34 AM              14        31/7/2012

LAND
----
LOT 1 IN DEPOSITED PLAN 135916
   AT ALEXANDRIA
   LOCAL GOVERNMENT AREA SYDNEY
   PARISH OF ALEXANDRIA   COUNTY OF CUMBERLAND
   TITLE DIAGRAM DP135916

FIRST SCHEDULE
--------------
ALEXANDRIA PROJECT PTY LIMITED                                  (T AD81504)

SECOND SCHEDULE (18 NOTIFICATIONS)
---------------
1   RESERVATIONS AND CONDITIONS IN THE CROWN GRANT(S)
2   AD81505    MORTGAGE TO SUNCORP-METWAY LIMITED
*          AH941896  TRANSFER OF MORTGAGE AD81505 MORTGAGEE NOW
                     MTGRP, L.L.C.
3   AD91486    MORTGAGE TO SANDHURST TRUSTEES LIMITED
4   AD91487    MORTGAGE TO TRIVEST NOMINEES PTY LIMITED
5   AE865368   LEASE TO PANASONIC AVIONICS CORPORATION BEING
               BUILDING 5, 41-43 BOURKE RD, ALEXANDRIA. EXPIRES:
               30/11/2013. OPTION OF RENEWAL: 5 YEARS.
6   AF203321   POSITIVE COVENANT
7   AF290736   LEASE TO BLUESCOPE STEEL LIMITED OF BUILDING 6,
               41-43 BOURKE ROAD, ALEXANDRIA. EXPIRES: 26/1/2014.
               OPTION OF RENEWAL: 5 YEARS.
8   AF290897   LEASE TO RED BULL AUSTRALIA PTY LIMITED OF BUILDINGS
               1 AND 11, 41-43 BOURKE ROAD, ALEXANDRIA. EXPIRES:
               30/9/2014. OPTION OF RENEWAL: 5 YEARS.
9   AF349565   LEASE TO DNA CELL PTY LIMITED OF BUILDING 9, 41-43
               BOURKE ROAD, ALEXANDRIA & 6 CAR PARKING SPACES
               NUMBERED 3 TO 8 AS SHOWN HATCHED IN PLAN (PAGE 57)
               WITH AF349565. EXPIRES: 7/3/2030. OPTION OF RENEWAL: 5
               YEARS.
*          AI38497   TRANSFER OF LEASE AF349565 LESSEE NOW THE
                     GROUNDS EVENTS PTY LIMITED
10  AF349566   LEASE TO DNA CELL PTY LIMITED OF BUILDING 4, 41-43
               BOURKE ROAD, ALEXANDRIA AND 4 CAR PARKING SPACES
               NUMBERED 9-10 & 50-51 AS SHOWN HATCHED IN PLAN (PAGE
               57) WITH AF349566. EXPIRES: 7/3/2030. OPTION OF
               RENEWAL: 5 YEARS.
*          AI2249    TRANSFER OF LEASE AF349566 LESSEE NOW THE
```

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FOLIO: 1/135916

NOTATIONS

UNREGISTERED DEALINGS: NIL

*** END OF SEARCH ***

PRINTED ON 1/4/2014

* Any entries preceded by an asterisk do not appear on the current edition of the Certificate of Title. Warning: the information appearing under notations has not been formally recorded in the Register.